                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY



                                U.S. $12,000,000

                              FINANCING AGREEMENT,



                        dated as of September 18, 1996,



                                    between



                        STAR BANK, NATIONAL ASSOCIATION,



                                    as Bank,



                                      and



                      SPECIALTY CHEMICAL RESOURCES, INC.,




                                  as Borrower.

                               TABLE OF CONTENTS
                               -----------------

SECTION                                                                     PAGE
- -------                                                                     ----
1.       CAPITALIZED TERMS.....................................................1
         1.1      Defined Terms................................................1
         1.2      Accounting Terms............................................13

2.       LOANS AND OTHER FINANCIAL ACCOMMODATIONS.............................13
         2.1      Total Facility..............................................13
         2.2      Revolving Loan Facility.....................................13
         2.3      Term Loan Facility..........................................14
         2.4      Special Advance Facility....................................14
         2.5      ............................................................15
         2.6      ............................................................15
         2.7      Disbursement of Loans.......................................15
         2.8      Procedure for Advancing Revolving Loans.....................15
         2.9      No Limitation on Liens......................................16
         2.10     Deficiency..................................................16

3.       INTEREST CHARGES; MINIMUM LOAN CHARGE; FEE...........................16
         3.1      Interest on Loans...........................................16
         3.2      Increased Costs - Capital Adequacy..........................16
         3.3      Closing Fee.................................................17
         3.4      Minimum Loan Fee............................................17
         3.5      Loan Administration Fee.....................................17
         3.6      Interest Rate Protection....................................18
         3.7      Calculation of Certain Charges..............................18
         3.8      Charging Loan Account.......................................18
         3.9      Maximum Rate................................................18
         3.10     Leased Premises Reserve.....................................19

4.       MONTHLY ACCOUNTINGS..................................................19

5.       SECURITY.............................................................19
         5.1      Security Agreement..........................................20
         5.2      Patent Assignment...........................................20
         5.3      ............................................................20
         5.4      Mortgage....................................................20
         5.5      Assignment of Claim; Escrow Agreement.......................20
         5.6      Landlord Waiver--9100 Valley View...........................21
         5.7      Landlord Waiver--9150 Valley View...........................21
         5.8      Intercreditor Agreement.....................................21

6.       DELIVERIES PRIOR TO DISBURSEMENT; FURTHER
         ASSURANCES...........................................................21

7.       RECEIVABLES; COLLECTION OF RECEIVABLES; DISPUTED
         RECEIVABLES; PROCEEDS OF INVENTORY...................................21
         7.1      Representations and Warranties Regarding
                  Receivables.................................................21


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

         7.2      Disputes and Claims Regarding Receivables...................22
         7.3      Locked Box..................................................22
         7.4      Special Account.............................................23
         7.5      Crediting of Remittances....................................24
         7.6      Cost of Collection..........................................25

8.       EXAMINATION OF COLLATERAL AND THE PREMISES;
         REPORTING............................................................25
         8.1      Maintenance of Books and Records............................25
         8.2      Access and Inspection.......................................25
         8.3      Reporting Regarding Receivables.............................26
         8.4      Reporting Regarding Inventory...............................26
         8.5      Monthly Financial Statements................................27
         8.6      Annual Projections..........................................28
         8.7      Audited Annual Financial Statements.........................28
         8.8      Management Reports..........................................28
         8.9      Financial Certificate.......................................29
         8.9      Public Filings..............................................29

9.       WARRANTIES, REPRESENTATIONS AND COVENANTS............................29
         9.1      Organization, Etc...........................................29
         9.2      Due Authorization, Validity, Etc............................29
         9.3      No Violation................................................29
         9.4      Use of Loan Proceeds........................................30
         9.5      Management; Ownership of Assets, Licenses,
                  Patents, Etc................................................30
         9.6      Indebtedness................................................30
         9.7      Title to Property; No Liens.................................30
         9.8      Restrictions; Labor Disputes; Labor
                  Contracts, Etc..............................................31
         9.9      No Violation of Law; Hazardous Materials....................31
         9.10     Absence of Default..........................................32
         9.11     Accuracy of Financials; No Material
                  Changes.....................................................32
         9.12     Pension Plans...............................................32
         9.13     Taxes and Other Charges.....................................32
         9.14     No Litigation...............................................33
         9.15     No Brokerage Fee............................................33
         9.16     Affiliates..................................................33
         9.17     Capitalization; Warrants, Etc...............................33
         9.18     Noncompetition Agreements...................................34
         9.19     Deposit and Other Accounts..................................34
         9.20     Solvency....................................................34
         9.21     Full Disclosure.............................................34
         9.22     Casualties..................................................34
         9.23     Leases......................................................35
         9.24     Insurance Policies..........................................35
         9.25     Consents....................................................35
         9.26     Updating Representations and Warranties.....................35
         9.27     1995 Tax Refund.............................................36

10.      COVENANTS............................................................36
         10.1     Payment of Certain Expenses.................................36

         10.2     Notice of Litigation........................................36
         10.3     Notice of ERISA Event.......................................37
         10.4     Notice of Labor Disputes....................................37
         10.5     Compliance with Laws, Etc...................................37
         10.6     Notice of Violations of Law, Tax
                  Assessments.................................................37
         10.7     Compliance with Other Agreements............................37
         10.8     Notice of Violations of Certain
                  Agreements..................................................37
         10.9     Notice of Customer Defaults.................................38
         10.10    Taxes and Charges...........................................38
         10.11    Indebtedness; Guaranties....................................38
         10.12    Title to Property; No Liens.................................40
         10.13    Restrictions; Labor Disputes, Etc...........................40
         10.14    Pension Plans...............................................40
         10.15    Solvency....................................................40
         10.16    Property Insurance..........................................40
         10.17    Liability Insurance.........................................41
         10.18    Deposit Accounts............................................41
         10.19    Merger, Etc.................................................41
         10.20    Investments.................................................41
         10.21    Dividends...................................................41
         10.22    Redemption of Stock.........................................42
         10.23    Stock Rights................................................43
         10.24    Capital Structure, Etc......................................43
         10.25    Affiliate Transactions......................................43
         10.26    Withdrawals from Accounts...................................43
         10.27    Sale of Assets..............................................43
         10.28    Consignments, Etc...........................................43
         10.29    Change in Management or Business............................44
         10.30    Claims Against Collateral or Premises.......................44
         10.31    Judgments...................................................44
         10.32    Stock Ownership.............................................44
         10.33    Financial Covenants.........................................44
         10.34    Good Standing Certificate...................................44
         10.35   [INTENTIONALLY OMITTED.......................................44
         10.36   Amendments to 1995 Tax Return................................44
         10.37   Amendments to Subordinated Note Indenture
                  and Subordinated Notes......................................45
         10.38   Payments to Various Parties Under the
                  Subordinated Note Indenture.................................46
         10.39   Deliveries Under the Subordinated Note
                  Indenture...................................................46
         10.40    Amendment of Mortgage Loan Documents........................46
         10.41    Title Commitment............................................46

11.      EFFECTIVE DATE; TERMINATION..........................................46
         11.1     Effective Date and Termination Date.........................46
         11.2     Termination by Bank.........................................47
         11.3     Termination prior to December 31, 1998......................47
         11.4     Acceleration Upon Termination...............................48
         11.5     Borrower Remains Liable.....................................48

12.      EVENTS OF DEFAULT...........................................48

13.      BANK'S RIGHTS AND REMEDIES..................................50
         13.1     Acceleration, Etc..................................50
         13.2     Fees and Expenses..................................51

14.      WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS..................51
         14.1     Release of Collateral and Premises.................51
         14.2     Waivers and Amendments in Writing..................51
         14.3     Assignment.........................................51

15.  MISCELLANEOUS...................................................52
         15.1     Severability.......................................52
         15.2     Governing Law......................................52
         15.3     WAIVER OF JURISDICTION.............................52
         15.4     Survival of Representations and
                   Warranties........................................53
         15.5     Evidence of Loans..................................53
         15.6     Bank's Ability Regarding Collateral and
                  Premises...........................................53
         15.7     Application of Payments, Etc.......................53
         15.8     Fees and Expenses..................................54
         15.9     Notices............................................55
         15.10    Indemnification....................................55
         15.11    Equitable Relief...................................57
         15.12    Entire Agreement...................................57
         15.13    Headings...........................................57
         15.14    WAIVER OF JURY TRIAL...............................57
         15.15    Confession of Judgment.............................57

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

                                    EXHIBITS
                                    --------

EXHIBIT  A    -    Security Agreement
EXHIBIT  B    -    Contingent  Patent,  Trademark  and
                   License Assignment
EXHIBIT  C    -    [INTENTIONALLY OMITTED]
EXHIBIT  D    -    Open-End  Mortgage,  Assignment  of
                   Rents and Security Agreement
EXHIBIT  E    -    Assignment of Claim
EXHIBIT  F    -    Escrow Agreement
EXHIBIT  G    -    Landlord Waiver -- 9100 Valley View
EXHIBIT  H    -    Landlord Waiver -- 9150 Valley View
EXHIBIT  I    -    Intercreditor Agreement
EXHIBIT  J    -    Deliveries Prior to Disbursement
EXHIBIT  K    -    Borrowing Base Certificate
EXHIBIT  L    -    Financial Covenants
EXHIBIT  M    -    Chief Financial Officer's Certificate
EXHIBIT  N    -    Certificate of Secretary
EXHIBIT  0    -    Signature Authorization Letter
EXHIBIT  P    -    Opinion of Borrower's Counsel
EXHIBIT  Q    -    Accountant's Access Letter
EXHIBIT  R    -    [INTENTIONALLY OMITTED]
EXHIBIT  S    -    Certificate  of  Chief  Financial
                   Officer
EXHIBIT  T    -    Disbursement Direction Letter
EXHIBIT  U    -    Evidence of Insurance
EXHIBIT  V    -    Form  of  Advertising  Permission
                   Letter
EXHIBIT  W   -     Subordinated Note Indenture
EXHIBIT  X   -     Subordinated Note
EXHIBIT  Y   -     Blocked Account Agreement
EXHIBIT  Z   -     1995 Tax Return
EXHIBIT  AA  -     Request for Refund

                                   SCHEDULES
                                   ---------

Schedule 1     -    Licenses, Patents, Trademarks, Etc.
Schedule 2     -    Indebtedness
Schedule 3     -    Permitted Liens
Schedule 4     -    Restrictions, Orders, Labor
                    Contracts, Etc.
Schedule 5     -    Violations of Law
Schedule 6     -    Pension Plan Liability
Schedule 7     -    Taxes and Other Charges
Schedule 8     -    Litigation
Schedule 9     -    Affiliates
Schedule 10    -    Capitalization
Schedule 11    -    Deposit and Other Accounts
Schedule 12    -    Leases
Schedule 13    -    Insurance Policies

                              FINANCING AGREEMENT


         THIS FINANCING AGREEMENT (this "Agreement") between STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), and SPECIALTY CHEMICAL RESOURCES, INC., a Delaware corporation ("Borrower"), covering the terms upon which Bank will make loans and/or advances to Borrower, is as follows:

1. CAPITALIZED TERMS. Certain capitalized terms used herein are defined in this
SECTION 1.

                  1.1 DEFINED TERMS. Whenever the following terms (whether or not underscored) are used herein, they shall be defined as follows (such meanings to be equally applicable to the singular and plural forms thereof):

                  "ADDITIONAL FEE" shall have the meaning ascribed thereto in
SECTION 3.2 hereof.

                  "AFFILIATE" of any Person shall mean (a) any Person who or which is a director, manager, managing general partner, officer or employee of such Person, or (b) any other Person who or which, directly or indirectly, either individually or together with members of his or her immediate family (as defined in Item 404 of Regulation S-K ("Item 404") promulgated pursuant to the Securities Act of 1933, as amended), beneficially owns five percent (5%) or more of the voting stock of, or partnership interests, membership interests or other similar equity interests in, such Person, or (c) any member of the immediate family (as defined in Item 404), of such Person or of any Person described in CLAUSE (a) or (b) above, or (d) any other Person in which any Person described in CLAUSE (a), (b) or (c) above owns, directly or indirectly, a five percent (5%) or greater equity interest. Without limiting the foregoing, for purposes of this Agreement, (w) all of Borrower's members, officers, employees, shareholders, directors, parent corporations, subsidiary corporations, joint venturers and partners, (x) each member of the immediate family (as defined in Item 404) of the Persons described in CLAUSE (w), (y) each Person as to which any of the Persons described in CLAUSE (w) or any member of the immediate family (as defined in Item 404) of any such Persons is a director, manager, managing general partner, officer or employee, and (z) each Person in which any of the Persons described in CLAUSE (w) or any member of the immediate family (as defined in Item 404) of any such Persons owns, directly or indirectly, a five percent (5%) or greater equity interest, shall at all times be deemed to be an Affiliate of Borrower.

                  "APPLICABLE RATE" shall have the meaning ascribed thereto in
SECTION 3.9 hereof.

                  "ASSIGNMENT OF CLAIM" shall have the meaning ascribed thereto in SECTION 5.5 hereof.

                  "ATTORNEYS' FEES" shall mean the reasonable fees for services (and costs and expenses related thereto) of all attorneys (and all paralegals and other staff employed by such attorneys) employed by Bank from time to time in connection with any matter whatsoever related to or arising out of the transactions contemplated hereunder.

                  "AVAILABILITY DEFICIENCY" shall mean the occurrence, as at any date, of a condition in which (i) the sum of (a) the then aggregate outstanding principal amount of the Revolving Loans PLUS (b) the then aggregate outstanding principal amount of the Term Loan PLUS (c) the then aggregate outstanding principal amount of the Special Advance PLUS (d) the Reserve Amount then in effect, exceeds (ii) the difference of (a) Twelve Million Dollars ($12,000,000) LESS (b) the amortization payments of the Term Loan required to have been previously made by Borrower LESS (c) all payments of the Special Advance required to have been previously made by Borrower.

                  "BLOCKED ACCOUNT" shall have the meaning ascribed thereto in
SECTION 7.4 hereof.

                  "BLOCKED ACCOUNT AGREEMENT" shall have the meaning ascribed thereto in SECTION 7.4 hereof.

                  "BORROWING BASE" shall have the meaning ascribed thereto in
SECTION 2.2 hereof.

                  "BORROWING BASE CERTIFICATE" shall have the meaning ascribed thereto in SECTION 8.3(b) hereof.

                  "BORROWING BASE DEFICIENCY" shall mean any failure of the Revolving Loan Availability to be greater than or equal to zero (0) dollars.

                  "BUSINESS DAY" shall mean any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in Cincinnati, Ohio.

                  "CASUALTY LOSS" shall mean any of the following events with respect to any item of Collateral or any portion of the Premises: (i) the actual total loss of the item or such loss as shall render repair of the item uneconomical, (ii) the item shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, or (iii) the condemnation or taking, by exercise of the power of eminent domain or otherwise, of such item or confiscation of such item, or of so much of any such item as to render impractical or unreasonable the use of such item for substantially the same purposes for which such item was used immediately prior to such condemnation, taking or confiscation.

                  "CHARGES" shall have the meaning ascribed thereto in SECTION
3.9 hereof.

                  "CLOSING DATE" shall mean September 18, 1996.

                  "COLLATERAL", "GENERAL INTANGIBLES", "EQUIPMENT", "INVENTORY" and "RECEIVABLES" shall have the meanings ascribed thereto in the Security Agreement.

                  "COMMON STOCK" shall have the meaning ascribed thereto in
SECTION 9.17 hereof.

                  "CONTROLLED GROUP" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with either Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Internal Revenue Code, as amended, or Section 4001 of ERISA, as amended.

                  "CUMULATIVE CONVERTIBLE PREFERRED STOCK" shall have the meaning ascribed thereto in SECTION 9.17 hereof.

                  "DEFICIENCY" shall mean (collectively and individually) an Availability Deficiency, a Borrowing Base Deficiency and a Term Loan Deficiency.

                  "ELIGIBLE FINISHED GOODS INVENTORY" shall mean Borrower's Eligible Inventory consisting of finished goods.

                  "ELIGIBLE INVENTORY" shall mean "Inventory" consisting of raw materials (consisting of chemicals, propellants, cans, valves, labels, caps, marbles and cartons, all as customarily used in the formulation and packaging by Borrower of aerosol-delivered chemical products) and finished goods, meeting all applicable specifications, which Bank, in its good faith discretion, deems to be Eligible Inventory, based on such credit and collateral considerations as Bank may deem appropriate. Without limitation on the foregoing, the following shall not be deemed Eligible Inventory: Inventory (i) that is not readily saleable or usable in Borrower's business (including without limitation Inventory for which reserves for obsolescence have been provided for in the financial statements or for which obsolescence reserves are anticipated), (ii) that is located outside the United States, (iii) that is not subject to the first priority security interest of Bank, (iv) that is located on premises not owned by Borrower unless the owner and/or operator of such premises shall have executed and delivered to Bank a landlord, warehouseman or other similar waiver in form and substance satisfactory to Bank, in its sole discretion, (v) that is subject to any trademark, trade name or licensing arrangement, or any law, rule or regulation, that could limit or impair the ability of Bank to promptly exercise any of its rights with respect thereto,
(vi) with respect to which insurance proceeds, if any, are not payable to Bank as mortgagee or loss payee, (vii) that has been in existence for more than one
(1) year or is otherwise considered slow-moving or obsolete by Bank, in its good faith discretion, (viii) that is in the possession of any processor other than Borrower unless such processor shall have executed and delivered to Bank a processor consignment agreement or other similar agreement in form and substance satisfactory to Bank, in its sole discretion, (ix) that is in transit, (x) with respect to which a Casualty Loss has been incurred, (xi) that consists of general supplies or maintenance supplies and packaging, and fuel, (xii) as to which Bank, in its good faith discretion, deems to be ineligible based on any other credit and/or collateral considerations as Bank deems appropriate.

                  "ELIGIBLE PUERTO RICAN RECEIVABLE" shall mean an Eligible Receivable owed by an account debtor located in the Commonwealth of Puerto Rico.

                  "ELIGIBLE RAW MATERIALS INVENTORY" shall mean Borrower's Eligible Inventory consisting of chemicals, propellants, cans, valves, labels, caps, marbles and cartons.

                  "ELIGIBLE RECEIVABLES" shall mean those "Receivables" of Borrower which (i) arise out of sales in the ordinary course of Borrower's business to a Person who is not an Affiliate of Borrower or otherwise controlled by Borrower or by an Affiliate of Borrower, (ii) the terms of sale of which are ordinary terms of Borrower and require payment in full within not more than sixty (60) days from the date of invoice, (iii) are not in dispute, (iv) do not violate any warranty with respect to Eligible Receivables set forth in SECTION
7.1 of this Agreement and (v) are not more than ninety (90) days from the date of invoice thereof; PROVIDED, HOWEVER, that no Receivable shall be an Eligible Receivable if (a) the account debtor or any Affiliate of the account debtor has filed or had filed against it a petition in bankruptcy or for reorganization, made an assignment for the benefit of creditors, or failed, suspended business operations, become insolvent or had or suffered a receiver or a trustee to be appointed for a significant portion of its assets or affairs, (b) the account debtor is also a supplier to or creditor of Borrower, unless such account debtor executes and delivers a Waiver of Rights to Counterclaim, Setoff and Defenses, in a form acceptable to Bank in its sole discretion, in favor of Bank, (c) the sale is to an account debtor outside the United

States or Puerto Rico, unless the sale is (i) on a letter of credit, which is in form and substance satisfactory to Bank, in its sole discretion, which has been issued by a financial institution satisfactory to Bank, in its good faith discretion, and which has been transferred or assigned to Bank as security for the Obligations, (ii) on acceptance, and/or (iii) on other terms acceptable to Bank, in its good faith discretion, (d) twenty-five percent (25%) or more of the Receivables from the account debtor and its Affiliates are ineligible for any reason, (e) the account debtor is the federal or any state government or any agency or department thereof, unless with respect to such Receivable the Assignment of Claims Act or comparable state statute or regulation has been complied with, (f) the Receivable consists of finance charges, interest on delinquent accounts, proceeds of consigned Inventory, employee or officer Receivables, service charges, or debit memoranda, (g) the Receivable arises from a contract which contains a prohibition of assignment of such Receivable and/or the proceeds thereof, (h) the Receivable is in dispute by the account debtor,
(i) the Receivable is evidenced by a promissory note or chattel paper, (j) the Receivable is generated by a sale on approval, a bill and hold sale, a sale on consignment, or other type of conditional sale, (k) the Receivable is not subject to the first priority security interest of Bank, (1) the Receivable is a Foreign Qualification Receivable which causes the aggregate amount of all Foreign Qualification Receivables (i) owed by the account debtor in question to exceed five percent (5%) of the aggregate amount of Borrower's Eligible Receivables (taking into account the Foreign Qualification Receivable in question) or (ii) owed by all account debtors (including the account debtor in question) to exceed twenty-five percent (25%) of the aggregate amount of Borrower's Eligible Receivables (taking into account the Foreign Qualification Receivable in question), unless Borrower shall have properly qualified to do business in the applicable jurisdiction or shall have filed the necessary report with the taxation division or department of such jurisdiction for the then current year, as may be applicable, (m) the Receivable is a progress billing,
(n) the account debtor has sold or is selling substantially all of its assets,
(o) the account debtor is incompetent or has died, (p) Bank has received a check for payment of such Receivable which has been returned uncollected, (q) the Receivable arises from an invoice issued by Borrower prior to the delivery by Borrower of the goods covered by such invoice to the applicable account debtor, or (r) Bank, in its good faith discretion, believes that the collection of such Receivable is insecure, or that such Receivable may not be paid by reason of the account debtor's financial inability to pay, or deems such Receivable to be ineligible based on such other credit and/or collateral considerations as Bank deems appropriate. In addition, and without limitation of the foregoing, if any Receivables owed by a particular account debtor cause the aggregate amount of Receivables owed by that account debtor to exceed twenty-five percent (25%) of the aggregate amount of Borrower's Eligible Receivables, then such Receivables shall not be Eligible Receivables to the extent of such excess.

                  "ENVIRONMENTAL COMPLIANCE RESERVE" shall mean all reserves which, in the sole discretion of Bank, shall be established from time to time for amounts that are required to be expended in order for the Borrower and each of Borrower's operations and property to comply with Environmental Laws or in order to correct any violation by Borrower or Borrower's operations or property of Environmental Laws.

                  "ENVIRONMENTAL LAWS" shall mean any and all statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environmental or the release of any materials into the environment (including, without limitation, Hazardous Materials).

                  "ERISA" shall have the meaning ascribed thereto in SECTION 9.12 hereof.

                  "ESCROW AGENT" shall have the meaning ascribed thereto in
SECTION 5.5 hereof.

                  "ESCROW AGREEMENT" shall have the meaning ascribed thereto in
SECTION 5.5 hereof.

                  "EVENT OF DEFAULT" shall have the meaning ascribed thereto in
SECTION 12 hereof.

                  "FINANCIAL COVENANTS" shall have the meaning ascribed thereto in SECTION 10.33 hereof.

                  "FINANCIALS" shall mean those financial statements attached to EXHIBIT S attached hereto and those financial statements delivered from time to time pursuant to SECTION 8.5, SECTION 8.6 and SECTION 8.7 hereof.

                  "FOREIGN QUALIFICATION RECEIVABLE" shall mean a Receivable of Borrower owing by an account debtor located in West Virginia, New Jersey, Minnesota or any other jurisdiction which requires that Borrower, in order to sue any Person in such jurisdiction's courts, either (i) qualify to do business in such jurisdiction, or (ii) file a report with the taxation division of such jurisdiction for the then current year.

                  "GOOD FAITH" shall have the meaning ascribed thereto in
Section 1301.01(S) of the Ohio Revised Code, as in effect on the Closing Date.

                  "HAZARDOUS MATERIAL" shall have the meaning ascribed thereto in SECTION 9.9 hereof.

                  "INDEBTEDNESS" shall mean all of Borrower's obligations and liabilities to any "Person" (as defined below), including, without limitation, all debts, claims and indebtedness, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law or otherwise. Indebtedness includes, without limiting the foregoing, (i) the "Obligations" (as defined below), (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable for the payment therefor and (iii) obligations or liabilities created or arising under any lease of real or personal property, conditional sales contract or other title retention agreement with respect to property used and/or acquired by Borrower, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property.

                  "INDEMNIFIED LIABILITIES" shall have the meaning ascribed thereto in SECTION 15.10 hereof.

                  "INDEMNIFIED PARTY" shall have the meaning ascribed thereto in
SECTION 15.10 hereof.

                  "INTERCREDITOR AGREEMENT" shall have the meaning ascribed thereto in SECTION 5.8 hereof.

                  "INVENTORY TYPE" shall have the meaning ascribed thereto in
SECTION 8.4(a) hereof.

                  "LANDLORD WAIVER--9100 VALLEY VIEW" shall have the meaning ascribed thereto in SECTION 5.6 hereof.

                  "LANDLORD WAIVER--9150 VALLEY VIEW" shall have the meaning ascribed thereto in SECTION 5.7 hereof.

                  "LEASED PREMISES" shall mean, collectively and individually, the real property and improvements thereon which is leased by Borrower and located at (i) 9100 Valley View Road, Macedonia, Ohio 44056, and (ii) 9150 Valley View Road, Macedonia, Ohio 44056.

                  "LEASED PREMISES RESERVE" shall have the meaning ascribed thereto in SECTION 3.10 hereof.

                  "LOANS" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

                  "LOAN DOCUMENTS" shall mean this Agreement and all other documents, instruments and agreements executed in connection herewith, as the same may be amended, supplemented or otherwise modified from time to time.

                  "LOCKED BOX" shall have the meaning ascribed thereto in
SECTION 7.3 hereof.

                  "MATERIAL ADVERSE EFFECT" shall mean the occurrence or existence of a material adverse effect on: (a) the business, property (taken as a whole), assets (taken as a whole), operations or condition, financial or otherwise, of Borrower; (b) the ability of Borrower to perform any of its payment or other Obligations under this Agreement or any of the other Loan Documents to which it is a party; (c) the legality, validity or enforceability of Borrower's Obligations under this Agreement or any of the other Loan Documents to which it is a party; or (d) the ability of Bank to exercise its rights and remedies with respect to, or otherwise to realize upon any of the Collateral, the Premises or any other security for the Obligations.

                  "MAXIMUM RATE" shall have the meaning ascribed thereto in
SECTION 3.9 hereof.


                  "MORTGAGE" shall have the meaning ascribed thereto in SECTION
5.4 hereof.

                  "MORTGAGED PREMISES" shall have the meaning ascribed thereto in SECTION 5.4 hereof.

                  "MULTIEMPLOYER PLAN" shall have the meaning set forth in
Section 4001(a) (3) of ERISA.

                  "NCB" shall mean National City Bank, a national banking association.

                  "1995 TAX REFUND" shall have the meaning ascribed thereto in
SECTION 2.4 hereof.

                  "1995 TAX RETURN" shall mean Borrower's 1995 federal income tax return delivered to the Internal Revenue Service prior to the Closing Date, a copy of which is attached hereto as EXHIBIT Z.

                  "OBLIGATIONS" shall mean the Loans and all other loans, advances, debts, liabilities, obligations, covenants and duties owing to Bank or any Affiliate of Bank from Borrower of any kind, present or future, whether or not evidenced by or arising out of this Agreement, any of the Loan Documents, or any other agreement, transaction, extension of credit, letter of credit, guaranty or indemnification or in any other manner, whether or not for the payment of money, whether direct or indirect (including acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, and including, without limitation, all interest, charges, expenses, fees and any other sums chargeable to Borrower in connection with any of the foregoing, and all Attorneys' Fees.

                  "PATENT ASSIGNMENT" shall have the meaning ascribed thereto in
SECTION 5.2 hereof.

                  "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a Multiemployer Plan) and to which Borrower or any corporation, trade or business that is, along with Borrower, a member of a Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding six (6) years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

                  "PERMITTED LIENS" shall mean the liens and interests in favor of Bank granted in connection herewith and, to the extent reflected on the Borrower's books and records and not impairing the operations of Borrower or any performance hereunder or contemplated hereby: (i) liens arising by operation of law for taxes not yet due and payable; (ii) statutory liens of mechanics, materialmen, shippers and warehousemen for services or materials for which payment is not yet due; (iii) deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) liens, if any, specifically permitted by Bank from time to time in writing; (v) liens securing obligations under capitalized leases or purchase money Indebtedness permitted by SECTION 10.11(iv) on the property subject thereto, PROVIDED that (a) such capitalized leases and purchase money Indebtedness shall not be secured by any of the Collateral or the Premises granted or mortgaged on the Closing Date, (b) any liens relating to such capitalized leases and purchase money Indebtedness shall not extend to cover any other property of Borrower other than the property so acquired, and (c) the principal amount (i.e., exclusive of interest, fees, expenses and other charges) of such capitalized leases and purchase money Indebtedness shall not exceed the value of the property so acquired; (vi) liens for taxes, assessments and other similar charges to the extent payment thereof shall not at the time be required to be made in accordance with the provisions of SECTION 10.10; (vii) liens of NCB on the Mortgaged Premises and the Collateral; and (viii) the following if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted of which the Borrower has given prior notice to Bank and for which appropriate reserves (in Bank's good faith discretion) have been established and so long as levy and execution have been and continue to be stayed: claims of mechanics, materialmen, shippers, warehouseman, carriers and landlords.

                  "PERSON" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government or governmental entity.

                  "PLAN" shall have the meaning ascribed thereto in SECTION 10.3 hereof.

                  "PREMISES" shall mean, collectively and individually, the Leased Premises and the Mortgaged Premises.

         "PRIME RATE" shall have the meaning ascribed thereto in SECTION 3.1 hereof.

                  "REMITTANCES" shall have the meaning ascribed thereto in
SECTION 7.3 hereof.

                  "REQUEST FOR REFUND" shall mean Internal Revenue Service Form 1139 -- Corporation Application for Tentative Refund delivered to the Escrow Agent on the Closing Date for delivery by the Escrow Agent, pursuant to the terms of the Escrow Agreement, to the Internal Revenue Service requesting the 1995 Tax Refund, a copy of which is attached hereto as EXHIBIT AA.

                  "RESERVE AMOUNT" shall mean an amount determined by Bank, in its good faith discretion, as a reserve against Collateral values and potential or anticipated obligations of Borrower, including, without limitation, (i) tax liabilities and other obligations owing to governmental entities including all amounts referred to in SECTION 10.10 hereof, (ii) litigation liabilities, (iii) the Environmental Compliance Reserve, (iv) the anticipated costs and expenses relating to the liquidation of Collateral or the Premises, (v) unpaid sales taxes, (vi) those reserve amounts as required to be held as reserves under generally accepted accounting principles, (vii) liabilities and other obligations owing by Borrower to any lessor of real property leased by Borrower or to any warehouseman, and (viii) the Leased Premises Reserve; PROVIDED, HOWEVER, that with respect to ITEMS (i), (ii), (v) and (vii) above, Bank shall not require a reserve to the extent Borrower is making timely payments of such liabilities on the regular due dates therefor (i.e., not in accordance with a revised payment schedule for such liabilities implemented in connection with any delinquency or default with respect to such liabilities). The Reserve Amount shall be reduced from time to time to the extent of each payment by Borrower in respect of claims and liabilities upon which the Reserve Amount is based.

                  "REVOLVING LOAN AVAILABILITY" shall mean, as at any date, an amount equal to the difference of:

                  (i) the lesser of (a) the difference of (U) Twelve Million Dollars ($12,000,000) LESS (V) the then aggregate outstanding principal amount of the Term Loan LESS (W) the then aggregate outstanding principal amount of the Special Advance LESS (X) the Reserve Amount then in effect LESS (Y) the amortization payments of the Term Loan required to have been previously made by Borrower LESS (Z) all payments of the Special Advance required to have been previously made by Borrower, or (b) an amount equal to the then Borrowing Base;

         LESS

                  (ii) the then aggregate outstanding principal amount of all Revolving Loans.

                  "REVOLVING LOAN FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

                  "REVOLVING LOANS" shall have the meaning ascribed thereto in
SECTION 2.2 hereof.

                  "ROTH FAMILY" shall mean, collectively, Edwin Roth, Corey Roth, members of the immediate family of Edwin Roth and Corey Roth, and family trusts under which Edwin Roth, Corey Roth and/or members of the immediate family of Edwin Roth and Corey Roth are beneficiaries.

                  "SALE TRANSACTION" shall have the meaning ascribed thereto in
SECTION 11.3 hereof.

                  "SECURITY AGREEMENT" shall have the meaning ascribed thereto in SECTION 5.1 hereof.

                  "SOLVENT" shall mean, with respect to any Person, that (i) fair value of the property of the Person is, on the date of determination, greater than the total amount of liabilities (including contingent liabilities) of the Person as of that date, (ii) as of that date, the Person is able to pay all liabilities of the Person as those liabilities mature, and (iii) the Person does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage. In computing the amount of contingent liabilities at any time, it is intended that they be computed at the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "SPECIAL ACCOUNT" shall have the meaning ascribed thereto in
SECTION 7.4 hereof.

                  "SPECIAL ADVANCE" shall have the meaning ascribed thereto in
SECTION 2.1 hereof.

                  "SPECIAL ADVANCE FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

                  "SUBORDINATED NOTE INDENTURE" shall mean that certain Indenture between Borrower and Bank One, Columbus, N.A., as trustee, with respect to 6% Convertible Subordinated Notes Due 2006, in substantially the form attached hereto as EXHIBIT W. The term "Subordinated Note Indenture" shall not include any amendments, supplements or other modifications made to, or replacements of, such Indenture other than those permitted under this Agreement.

                  "SUBORDINATED NOTES" shall mean those certain Specialty Chemical Resources, Inc. 6% Convertible Subordinated Notes Due 2006 issued by Borrower and authenticated by the trustee under the Subordinated Note Indenture from time to time, each in substantially the form attached hereto as EXHIBIT X. The term "Subordinated Notes" shall not include any amendments, supplements or other modifications made to, or replacements of, such Convertible Subordinated Notes other than those permitted under this Agreement.

                  "SUBSIDIARY" shall mean any Person as to which Borrower owns, directly or indirectly, at least fifty percent (50%) of the outstanding shares of capital stock or other interests (including, without limitation, membership interests) having ordinary voting power for the election of directors, officers, managers, trustees or other controlling Persons, or an equivalent controlling interest.

                  "TERM LOAN" shall have the meaning ascribed thereto in SECTION
2.1 hereof.

                  "TERM LOAN AVAILABILITY" shall mean, as at any date, an amount equal to the difference of (i) seventy-five percent (75%) of the orderly liquidation value of the eligible machinery and equipment of Borrower as determined by Bank in its good faith discretion LESS (ii) the then aggregate outstanding principal amount of the Term Loan.

                  "TERM LOAN DEFICIENCY" shall mean any failure of the Term Loan Availability to be greater than or equal to zero (0) dollars.

                  "TERM LOAN FACILITY" shall have the meaning ascribed thereto in SECTION 2.1 hereof.

                  "TITLE COMMITMENT" shall have the meaning ascribed thereto in
SECTION 10.41 hereof.

                  "TOTAL FACILITY" shall have the meaning ascribed thereto in
SECTION 2.1 hereof.

                  "TRANSFER ACCOUNT" shall have the meaning ascribed thereto in
SECTION 7.4 hereof.

                  "VOLUNTARY TERMINATION DATE" shall have the meaning ascribed thereto in SECTION 11.3 hereof.

                  "WELFARE PLAN" shall mean a "welfare plan", as such term is defined in Section 3(1) of ERISA.

                  1.2 ACCOUNTING TERMS. Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with generally accepted accounting principles.

2. LOANS AND OTHER FINANCIAL ACCOMMODATIONS.

                  2.1 TOTAL FACILITY. Bank, in its good faith discretion, will make up to a Twelve Million Dollar ($12,000,000) total credit facility (the "Total Facility") available to Borrower, subject to the terms and conditions of this Agreement and comprised of the following loans or other financial accommodations advanced, made or made available under the following facilities (collectively, the "Loans"): (i) Revolving Loans (as hereinafter defined) to be advanced under the Revolving Loan facility (the "Revolving Loan Facility"), (ii) a term loan ("Term Loan") to be advanced under the Term Loan facility (the "Term Loan Facility"), and (iii) a special advance ("Special Advance") to be advanced under the Special Advance facility (the "Special Advance Facility"), all as more particularly described below.

                  2.2 REVOLVING LOAN FACILITY. Until the termination of this Agreement pursuant to SECTION 11 hereof, revolving loans under the Revolving Loan Facility will be lent and relent from time to time (such loans being referred to collectively as the "Revolving Loans" and each of such loans being referred to individually as a "Revolving Loan"), in Bank's good faith discretion, in amounts equal to the sum of (i) up to eighty-five percent (85%) of the net amount of the Borrower's Eligible Receivables, PLUS (ii) the lesser of (a) up to forty-five percent (45%) of the value of the Borrower's Eligible Raw Materials Inventory and (b) Two Million Two Hundred Thousand Dollars ($2,200,000), PLUS (iii) the lesser of (a) up to sixty-five percent (65%) of Borrower's Eligible Finished Goods Inventory and (b) Two Million Four Hundred Thousand Dollars ($2,400,000), MINUS (iv) the Reserve Amount then in effect (such aggregate sum as in effect from time to time being the "Borrowing Base"). Notwithstanding the foregoing sentence, in no event shall Bank be obligated to make Revolving Loans if, either immediately before or after giving effect to any such Revolving Loan, (y) a Deficiency has occurred or shall occur, or (z) an Event of Default has occurred or shall occur. Further, in no event shall the aggregate amount of (i) Eligible Puerto Rican Receivables included in the Borrowing Base at any time exceed Two Hundred Thousand Dollars ($200,000) and
(ii) the value of Eligible Raw Materials Inventory consisting of cartons included in the Borrowing Base at any time exceed One Hundred Seventy-Five Thousand Dollars ($175,000). The Eligible Inventory will be valued at the lower of cost or market value, determined on a "first in first out" basis, consistently applied.

                  2.3 TERM LOAN FACILITY. The Term Loan under the Term Loan Facility will be made, in Bank's good faith discretion, to Borrower with respect to its eligible machinery and equipment in an amount of up to One Million Eight Hundred Thousand Dollars ($1,800,000) on the Closing Date. The principal of the Term Loan shall be payable in sixty (60) consecutive equal monthly installments of Thirty Thousand Dollars ($30,000) each, commencing on October 1, 1996 and thereafter on the first day of each calendar month; PROVIDED, HOWEVER, that notwithstanding the foregoing amortization schedule for the Term Loan, upon the effective date of any termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, all amounts then outstanding under the Term Loan shall become immediately due and payable without notice or demand. No repayment or prepayment of the Term Loan shall be reason for any relending or additional lending of Term Loan proceeds to Borrower. At Bank's option, the principal of the Term Loan shall be payable in accordance with the payment terms set forth above in this SECTION 2.3 by charging or increasing the Revolving Loan balance of Borrower.

                  2.4 SPECIAL ADVANCE FACILITY. The Special Advance under the Special Advance Facility will be made, in Bank's good faith discretion, to Borrower with respect to its anticipated federal income tax refund for its 1995 tax year (the "1995 Tax Refund") in an amount of up to One Million Dollars ($1,000,000) on the Closing Date. The principal of the Special Advance shall be payable in full on the earlier to occur of (i) the date on which Borrower shall have received payment of the 1995 Tax Refund and (ii) March 31, 1997; PROVIDED, HOWEVER, that notwithstanding the foregoing due date for the Special Advance, upon the effective date of any termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, all amounts then outstanding under the Special Advance shall become immediately due and payable without notice or demand. No repayment or prepayment of the Special Advance shall be reason for any relending or additional lending of Special Advance proceeds to Borrower. At Bank's option, the principal of the Special Advance shall be payable in accordance with the payment terms set forth above in this
SECTION 2.4 by charging or increasing the Revolving Loan balance of Borrower. Upon receipt of the 1995 Tax Refund, Borrower immediately shall deposit the proceeds of such 1995 Tax Refund into the Special Account.


                  2.5 [INTENTIONALLY OMITTED]


                  2.6 [INTENTIONALLY OMITTED]


                  2.7 DISBURSEMENT OF LOANS. All disbursements of proceeds of the Loans requested by Borrower pursuant to SECTION 2.8 shall be effectuated by Bank's crediting Borrower's Account No. 48577-5449 at Bank, which shall be structured and utilized as a controlled disbursement account; PROVIDED, HOWEVER, that Bank may at any time hereafter elect not to credit proceeds of the Loans to the aforedescribed controlled disbursement account, but instead may establish a similar non-controlled disbursement account for Borrower at Bank and disburse proceeds of the Loans by crediting such non-controlled disbursement account of Borrower at Bank.

                  2.8 PROCEDURE FOR ADVANCING REVOLVING LOANS. Subject to the terms and conditions of this Agreement, Bank will, from time to time on any Business Day prior to the termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof, upon the oral or written request of Borrower therefor, advance Revolving Loans to Borrower's account described in SECTION 2.7 hereof; PROVIDED, HOWEVER, that so long as the controlled disbursement account for Borrower referred to in SECTION 2.7 is in place, Borrower shall be deemed to have requested a Revolving Loan each time a check drawn on such account by Borrower is presented to Bank for payment thereof. If Bank receives such a request from Borrower for a Revolving Loan prior to 12:00 noon, Cincinnati, Ohio time on a Business Day, Bank will advance such Revolving Loan on that same Business Day. If Bank receives such a request from Borrower for a Revolving Loan after 12:00 noon, Cincinnati, Ohio time on a Business Day, Bank will advance such requested Revolving Loan on the next Business Day. Notwithstanding anything in this Agreement to the contrary, Bank shall not be obligated to advance Loans if, either immediately before or after giving effect to any such Loan, (i) a Deficiency has occurred or shall occur, or (ii) an Event of Default has occurred or shall occur.

                  2.9 NO LIMITATION ON LIENS. The limits on outstanding advances against the Borrowing Base set forth in SECTION 2.2 hereof are not intended and shall not be deemed to limit in any way Bank's security interest in or lien on the Receivables, Inventory, Equipment, the Leased Equipment, the Premises or any other collateral for the Obligations.

                  2.10 DEFICIENCY. If a Deficiency occurs, the Borrower shall immediately, without demand or notice, reduce the outstanding balance of the Loans made to Borrower so that such Deficiency shall no longer exist.

3. INTEREST CHARGES; MINIMUM LOAN CHARGE; FEES.

                  3.1 INTEREST ON LOANS. Borrower shall pay Bank interest on the average daily outstanding principal amount of its Loans and all other Obligations at a per annum rate which shall vary from time to time with the rate announced at Bank from time to time as its prime rate (the "Prime Rate") PLUS one and one-half percent (1.50%), such rate to be adjusted on the effective date of any change in the Prime Rate by Bank. In the event that (a) no Event of Default shall have occurred and be continuing, (b) there is or has been no material adverse change in the financial condition of Borrower since the date of the Financials delivered on or prior to the Closing Date, and (c) Borrower shall have met each of the financial tests with respect to interest rate reduction set forth in EXHIBIT L attached hereto for the four (4) fiscal quarter period ending on the date of the financial statements for the previous four fiscal quarters of Borrower required to be delivered under SECTION 8, in Bank's sole discretion based upon Bank's review of such financial statements, the interest rate set forth above shall be reduced to the per annum rate set forth on EXHIBIT L. Such reduction in the interest rate, if applicable, shall become effective on the first day of the calendar month immediately following the calendar month in which Borrower shall have actually delivered the financial statements required to be delivered under SECTION 8 hereof for the applicable fiscal year of Borrower. The Prime Rate is determined solely by Bank pursuant to market factors and its own operating needs and is not necessarily Bank's best or most favorable rate for commercial or other loans. The per annum rate of interest applicable at all times after the occurrence of an Event of Default shall be the applicable rate of interest set forth above PLUS an additional two percent (2%) per annum.

                  3.2 INCREASED COSTS - CAPITAL ADEQUACY. In case of any change in law or governmental rules, regulations, guidelines or orders (or any interpretations thereof) or the introduction of new laws, regulations or guidelines regarding capital adequacy, capital maintenance or similar requirement or has the effect thereof (including a requirement which affects the manner in which Bank allocates capital resources to any of its commitments, including its commitments hereunder) and as a result of such change or introduction, in the opinion of Bank (in its sole and absolute discretion), the rate of return on Bank's capital as a consequence of its lending commitments hereunder is reduced to a level below that which Bank could have achieved but for such circumstances (taking into consideration Bank's policies with respect to capital adequacy and capital maintenance) by an amount deemed by Bank to be material, then and in each such case Bank may charge Borrower an additional fee which will compensate Bank for such reduction in the rate of return caused by such requirements ("Additional Fee"), so long as additional fees (with respect to capital adequacy and capital maintenance) are being charged by Bank, generally, to substantially all of its other borrowers. In the event any Additional Fee is charged to Borrower by Bank under this SECTION 3.2, Borrower may prepay the Loans in full without payment of the termination fee under
SECTION 11.3 so long as such prepayment in full is tendered to Bank within ninety (90) days following the date Bank either first imposed the Additional Fee or subsequently increased such Additional Fee for a reason other than a change in the balance of the Loans or the interest rates under SECTION 3.1.

                  3.3 CLOSING FEE. Borrower shall pay Bank a closing fee of One Hundred Thousand Dollars ($100,000), payable in six (6) consecutive equal installments of Sixteen Thousand Six Hundred Sixty-Six and 67/100 Dollars ($16,666.67) each, commencing on the Closing Date and thereafter on the first day of each calendar month; PROVIDED, HOWEVER, that notwithstanding the foregoing payment schedule for such closing fee, upon the effective date of any termination of this Agreement pursuant to SECTION 11 and/or SECTION 13 hereof prior to the payment in full of such closing fee, all amounts then outstanding with respect to such closing fee shall become immediately due and payable without notice or demand.

                  3.4 MINIMUM LOAN FEE. If the average outstanding principal amount of the Loans during any calendar month is less than Two Million Five Hundred Thousand Dollars ($2,500,000), Borrower shall pay to Bank a minimum loan fee equal to (i) the difference of (a) Two Million Five Hundred Thousand Dollars ($2,500,000) LESS (b) such average outstanding principal amount, multiplied by
(ii) the rate of interest in effect during said month pursuant to SECTION 3.1 hereof. Such fee shall be payable monthly in arrears on the first day of each calendar month with respect to the prior calendar month.

                  3.5 LOAN ADMINISTRATION FEE. Borrower shall pay Bank a loan administration fee of One Thousand Five Hundred Dollars ($1,500) per month, commencing on the Closing

Date and continuing on the first day of each month thereafter, and on the date this Agreement shall have been terminated pursuant to SECTION 11 and/or SECTION 13 hereof; PROVIDED, HOWEVER, that, in the event that the Closing Date shall not occur on the first day of a calendar month, the amount of such fee due on the Closing Date shall be prorated such that the amount due on the Closing Date shall equal Fifty Dollars ($50) multiplied by the number of days which shall occur during the period commencing on (and including) the Closing Date and ending on (and including) the last day of the month in which the Closing Date occurs.

                  3.6 INTEREST RATE PROTECTION. Borrower may, at Borrower's cost, obtain and maintain interest rate protection to protect against future increases in the Prime Rate.

                  3.7 CALCULATION OF CERTAIN CHARGES. Accrued interest charges and the fees set forth in SECTION 3.4 shall be computed on the basis of a year of three hundred sixty (360) days and applied to actual days elapsed and shall be payable monthly to Bank on the first day of each month hereafter. All such interest charges and other fees hereunder shall be paid in arrears, except that the fees set forth in SECTION 3.3 and SECTION 3.5 shall be paid in accordance with such Sections.

                  3.8 CHARGING LOAN ACCOUNT. Borrower hereby authorizes Bank, at Bank's option, to charge any account or charge or increase any Loan balance of Borrower at Bank for the payment or repayment of any interest or principal of the Loans or any fees, charges or other amounts due to Bank hereunder. In the event that any charge causes a Deficiency to occur, Bank shall endeavor to notify Borrower of such event, but failure to so notify Borrower shall in no way affect Borrower's obligations under this Agreement and the other Loan Documents or Bank's rights and remedies hereunder or thereunder.


                  3.9 MAXIMUM RATE. If at any time the rate of interest computed in the manner provided in this SECTION 3 ("Applicable Rate"), together with all fees and charges as provided for herein or in any other Loan Document (collectively, the "Charges"), which are treated as interest under applicable law exceeds the maximum lawful rate (the "Maximum Rate") allowed under applicable law, the rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Rate; PROVIDED, HOWEVER, that any subsequent reduction in the Prime Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Applicable

Rate if the Applicable Rate had at all times been in effect. If any payment hereunder, for any reason, results in Borrower having paid interest in excess of that permitted by applicable law, then all excess amounts theretofore collected by Bank shall be credited on the principal balance owing hereunder (or, if all sums owing hereunder have been paid in full, refunded to Borrower), and the amounts thereafter collectible hereunder shall immediately be deemed reduced, without the necessity of the execution of any new document, so as to comply with applicable law and permit the recovery of the fullest amount otherwise called for hereunder.

                  3.10 LEASED PREMISES RESERVE. The Borrower shall use its best efforts (without the expenditure of funds directly to or the giving of any other consideration to the landlords of the respective Leased Premises) to cause the applicable Persons to execute and deliver the Landlord Waiver -- 9100 Valley View and the Landlord Waiver -- 9150 Valley View, each in a form acceptable to Bank, in its sole discretion. In the event that Borrower shall not have delivered to Bank an original copy of the fully executed Landlord Waiver -- 9100 Valley View and the fully executed Landlord Waiver --9150 Valley View, each in a form acceptable to Bank, in its sole discretion, within thirty (30) days after the Closing Date, then, on the thirtieth (30th) day immediately following the Closing Date, Bank shall establish a reserve ("Leased Premises Reserve") with respect to Borrower's monthly rental payments for the Leased Premises located at 9150 Valley View Road, Macedonia, Ohio 44056. The Leased Premises Reserve shall be included in the Reserve Amount for all purposes under this Agreement and the amount of the Leased Premises Reserve initially shall be Fifty-Four Thousand One Hundred Fifty Dollars ($54,150). In the event that Borrower shall not have delivered to Bank an original copy of the fully executed Landlord Waiver --9100 Valley View and the fully executed Landlord Waiver -- 9150 Valley View, each in a form acceptable to Bank, in its sole discretion, within ninety (90) days after the Closing Date, the amount of the Leased Premises Reserve shall be increased to One Hundred Eight Thousand Three Hundred Dollars ($108,300), effective as of the ninetieth (90th) day immediately following the Closing Date. The Leased Premises Reserve shall remain in place until the Bank shall have received an original copy of the fully executed Landlord Waiver -- 9100 Valley View and the fully executed Landlord Waiver -- 9150 Valley View, each in a form acceptable to Bank, in its sole discretion.

4. MONTHLY ACCOUNTINGS. Bank will provide Borrower monthly with a statement of advances, charges and payments made pursuant to this Agreement and such account rendered by Bank shall be presumptive evidence of the amount of the Obligations owing and unpaid by Borrower and, ten (10) days after Bank shall have delivered such statement, shall be deemed binding as against Borrower unless such statement contains manifest errors.

5. SECURITY. The Obligations shall be secured by the documents and collateral described in this SECTION 5 and the documents described in the Exhibits and Schedules to this Agreement, each of which are incorporated herein by reference. The following documents shall be in form and substance satisfactory to Bank and its counsel, and the Collateral, the Premises, and other assets and property covered thereby shall secure the Obligations in such order as may be determined by Bank in its sole discretion.

                  5.1 SECURITY AGREEMENT. The Obligations shall be secured by a security interest in all of the Collateral, pursuant to a Security Agreement in substantially the form of EXHIBIT A attached hereto and incorporated herein by reference (the "Security Agreement"), and (ii) accompanying financing statements in form and substance suitable for filing under the applicable state(s) version(s) of the Uniform Commercial Code. In addition, Bank's lien on and security interest in all of Borrower's vehicles shall be properly noted on all certificates of title for all such vehicles.

                  5.2 PATENT ASSIGNMENT. The Obligations shall be secured by an assignment of Borrower's patents, trademarks, licenses and related rights and interests, pursuant to a Contingent Patent, Trademark and License Assignment in substantially the form attached hereto as EXHIBIT B (the "Patent Assignment"), and incorporated herein by reference.

                  5.3 [INTENTIONALLY OMITTED]

                  5.4 MORTGAGE. The Obligations shall be secured by a mortgage on and security interest in all of Borrower's owned real property and all improvements thereon located at 9055 Freeway Drive, Macedonia, Ohio 44056 (the "Mortgaged Premises"), pursuant to a Second Open-End Mortgage, Security Agreement and Assignment of Rents and Leases in substantially the form attached hereto as EXHIBIT D (the "Mortgage"), and incorporated herein by reference.


                  5.5 ASSIGNMENT OF CLAIM; ESCROW AGREEMENT. The Obligations shall be secured by an assignment of Borrower's right, title and interest in, and right to receive payment of, the 1995 Tax Refund, pursuant to an Assignment, executed by Borrower in favor of the Bank, substantially the form attached hereto as EXHIBIT E (the "Assignment of Claim"), and incorporated herein by reference. In connection with the Assignment of Claim, Borrower shall also enter into an Escrow Agreement in substantially the form attached hereto as EXHIBIT F (the "Escrow Agreement"), and incorporated herein by reference, pursuant to which Borrower shall, and Borrower hereby agrees to, INTER ALIA, deliver to the escrow agent described therein (the "Escrow Agent")
(a) an original executed copy of the Assignment of Claim, (b) an original executed Request for Refund, (c) an original executed Internal Revenue Service Form 234 Power of Attorney By a Corporation for Collection of Checks Drawn on the Treasurer of the United States, which Power of Attorney shall be in form and substance satisfactory to Bank, in its sole discretion, and (d) an original executed Notice of Assignment executed by the Bank to be forwarded to the Internal Revenue Service.

                  5.6 LANDLORD WAIVER--9100 VALLEY VIEW. The landlord with respect to the real property leased by Borrower located at 9100 Valley View Road, Macedonia, Ohio 44056 shall have executed and delivered a Landlord Waiver in substantially the form attached hereto as EXHIBIT G (the "Landlord Waiver-- 9100 Valley View"), and incorporated herein by reference.

                  5.7 LANDLORD WAIVER--9150 VALLEY VIEW. The landlord with respect to the real property leased by Borrower located at 9150 Valley View Road, Macedonia, Ohio 44056 shall have executed and delivered a Landlord Waiver in substantially the form attached hereto as EXHIBIT H (the "Landlord Waiver-- 9150 Valley View"), and incorporated herein by reference.

                  5.8 INTERCREDITOR AGREEMENT. Bank, NCB and Borrower shall enter into an Intercreditor Agreement in substantially the form of EXHIBIT I attached hereto ("Intercreditor Agreement"), and incorporated herein by reference.

6. DELIVERIES PRIOR TO DISBURSEMENT; FURTHER ASSURANCES. Prior to the initial disbursement of proceeds of the Loans, Borrower shall have delivered to Bank all of the documents, instruments and other information and shall have satisfied all other conditions described in EXHIBIT J attached hereto and incorporated herein by reference. Borrower agrees to execute and deliver or cause to be executed and delivered any and all further documents and instruments and to take any and all further actions as may be determined by Bank to be reasonably necessary or appropriate to the transactions contemplated herein.



7. RECEIVABLES; COLLECTION OF RECEIVABLES; DISPUTED RECEIVABLES; PROCEEDS OF INVENTORY.

                  7.1 REPRESENTATIONS AND WARRANTIES REGARDING RECEIVABLES. Borrower agrees, represents and warrants that each other Receivable and each invoice representing any such Receivable (other than proceeds of letters of credit, insurance proceeds, contract rights, chattel paper, instruments and documents not arising directly out of a sale or lease of goods or services) will cover a bona fide sale or lease and delivery of merchandise usually dealt in by Borrower, or the rendition by Borrower of services to customers in the ordinary course of business, and will be for a liquidated amount maturing as stated in the schedule thereof and in the duplicate invoice covering said sale, and Bank's security interest therein, will not be subject to any offset, deduction, counterclaim, lien or other condition. None of Borrower's invoices shall be backdated, postdated or redated and Borrower shall make no sales on extended dating or credit terms beyond that customary in Borrower's industry. If any warranty is breached as to any Receivable or as to the invoice representing any such Receivable, then Bank may deem such Receivable ineligible, but Bank shall retain its security interest in such Receivable, until all Obligations have been fully satisfied. Borrower shall notify Bank promptly upon, but in no event later than two (2) Business Days after Borrower's learning thereof, in the event any Eligible Receivable becomes ineligible for any reason other than the aging of such receivable and of the reasons for such ineligibility.

                  7.2 DISPUTES AND CLAIMS REGARDING RECEIVABLES. Borrower shall notify Bank promptly (via delivery of the Borrowing Base Certificate as required under SECTION 8.3(b) hereof) of all returns and recoveries and, on request, deliver the merchandise returned or recovered to Bank at a location or locations selected by Bank in its sole discretion. Borrower shall also notify Bank promptly of all disputes and claims and settle or adjust them at no expense to Bank, but no discount, credit or allowance outside the ordinary course of business or adverse extension, compromise or settlement shall be granted to any customer or account debtor and no returns of merchandise outside the ordinary course of business shall be given, made or accepted by Borrower without Bank's prior written consent.

                  7.3 LOCKED BOX. Borrower has rented and shall continue to rent the post office box at the U.S. Post Office bearing the following address:
Specialty Chemical Resources, Inc., P.O. Box 640424, Cincinnati, Ohio 45264-0424, or such other address as Bank may notify Borrower from time to time (the "Locked Box"). Borrower shall notify all of its customers and account debtors to forward all remittances of every kind due Borrower ("Remittances") to the Locked Box (such notices to be in such form and substance as Bank may require from time to time), and immediately upon receipt thereof, Borrower shall deposit all other proceeds of Receivables, other Collateral or the Premises into the Locked Box (or into the Special Account, as defined below). Bank shall have sole access to the Locked Box at all times and

Borrower shall take all action necessary to grant Bank such sole access. At no time shall Borrower remove any item from the Locked Box without Bank's prior written consent, and Borrower shall not notify any customer or account debtor to pay any Remittance to any other place or address without Bank's prior written consent. If Borrower should neglect or refuse to notify any customer or account debtor to pay any Remittance to the Locked Box, Bank shall be entitled to make such notification. Borrower hereby grants to Bank an irrevocable power of attorney, coupled with an interest, to take in Borrower's name all action necessary (i) to grant Bank sole access to the Locked Box, (ii) to contact account debtors to pay any Remittance to the Locked Box or for any other reason, and (iii) to endorse each Remittance delivered to the Locked Box for deposit to the Special Account.

                  7.4 SPECIAL ACCOUNT AND BLOCKED ACCOUNT. Upon collection of Remittances and other proceeds of Receivables, other Collateral, the Premises and any other security for the Obligations from the Locked Box, Bank shall, on the same day of such collection if such Remittances and other proceeds are deposited into the Locked Box at or prior to 12:00 noon, Cincinnati, Ohio time, or on the immediately following day if such Remittances and other proceeds are deposited into the Locked Box after 12:00 noon, Cincinnati, Ohio time, deposit the same in Account No. 48577-5431 at Bank (the "Special Account"). In order to provide for collection and forwarding to Bank of Remittances and other proceeds of Collateral and the Premises that continue to be sent on and after the Closing Date to the locked box maintained by Borrower with NCB, Borrower and Bank are (or will be prior to any funding hereunder) parties to a Blocked Account Agreement in substantially the form attached hereto as EXHIBIT Y and incorporated herein by reference (the "Blocked Account Agreement") with NCB pursuant to which Account No. 4886689 is established and maintained at NCB (the "Blocked Account"). Upon collection of Remittances from the Blocked Account, Bank shall deposit same in Account No. 48577-5563 at Bank (the "Transfer Account"). Any Remittance or other proceeds of Receivables, other Collateral, the Premises or other security for the Obligations received by Borrower shall be deemed held by Borrower in trust and as fiduciary for Bank, and Borrower immediately shall deposit the same, in its original form, into the Locked Box or Special Account. Pending such deposit, Borrower agrees that it will not commingle any such Remittance or other proceeds of Receivables, other Collateral, the Premises or any other security for the Obligations with any of Borrower's other funds or property, but will hold it separate and apart therefrom in trust and as fiduciary for Bank until deposit is made into the Locked Box or Special Account. All deposits to the Special Account, the Blocked Account and the Transfer Account shall be Bank's property and shall be subject only to the signing authority designated from time to time by

Bank, and Borrower shall have no interest therein or control thereover. Bank shall have sole access to the Special Account and the Transfer Account, and Borrower shall have no access thereto nor to the Blocked Account. Bank shall have, and Borrower hereby grants to Bank, a security interest in all funds held in the Locked Box, the Special Account, the Blocked Account and the Transfer Account as security for the Obligations. The Special Account, the Blocked Account and the Transfer Account shall not be subject to any deduction, set-off, banker's lien or any other right in favor of any person or entity other than Bank. Deposits to the Special Account, the Blocked Account and the Transfer Account may be applied against the principal and/or interest of the Revolving Loans and/or other Obligations of Borrower to Bank in such order and method of application as may be elected by Bank in its sole discretion. Any funds in the Special Account, the Blocked Account and the Transfer Account which Bank elects not to apply to the Obligations as provided in the preceding sentence may, at Bank's option, be paid over by Bank to Borrower or retained in the Special Account, the Blocked Account and/or the Transfer Account as continuing security for the Obligations. Borrower hereby indemnifies and holds Bank harmless from and against any loss or damage with respect to any Remittance deposited in the Special Account, the Blocked Account and/or the Transfer Account which is dishonored or returned for any reason. If any Remittance deposited in the Special Account, the Blocked Account and/or the Transfer Account is dishonored or returned unpaid for any reason, Bank, in its sole discretion, may charge the amount of such dishonored or returned Remittance directly against Borrower and/or any account maintained by Borrower with Bank and such amount shall be deemed part of the Obligations hereunder. Bank shall not be liable for any loss or damage resulting from any error, omission, failure or negligence on the part of Bank under this Agreement, other than loss or damage determined by a court of competent jurisdiction after exhaustion of all appeals to be the consequences of Bank's gross negligence or willful misconduct. Borrower hereby agrees that it will not assert any claims or set-off rights against Bank as a result of Borrower's maintaining the Special Account and the Transfer Account with Bank.

                  7.5 CREDITING OF REMITTANCES. For the purpose of calculating interest, all Remittances and other proceeds of Receivables, other Collateral, the Premises and any other security for the Obligations shall be credited to Borrower (conditional upon final collection) two (2) Business Days after Bank receives notice of deposit of the same into the Special Account; PROVIDED, HOWEVER, in the event that Bank receives notice of such deposit later than 12:00 noon on any Business Day, such Remittance deposited shall be credited to Borrower (conditional upon final collection) three (3) Business Days after such deposit. For the purpose of determining the aggregate loan availability hereunder, all such Remittances shall be credited on the Business Day on which Bank receives notice of such deposit into the Special Account. From time to time, Bank may adopt such regulations and procedures as it may deem reasonable and appropriate with respect to the operation of the Special Account, the Locked Box, the Blocked Account, the Transfer Account and the services to be provided by Bank under this Agreement. Bank shall endeavor to notify Borrower of any changes to such regulations and procedures in effect on the Closing Date, but failure to so notify Borrower shall in no way affect Borrower's obligations under this Agreement and the other Loan Documents or Bank's rights and remedies hereunder or thereunder. In the event that Borrower refinances the Loans with credit made available by the Commercial Lending Department of Bank, the number of Business Days set forth above in this SECTION 7.5 shall be reduced to one (1) and two (2) Business Days, respectively.

         7.6 COST OF COLLECTION. All costs of collection of Borrower's Receivables, including Attorney's Fees, out-of-pocket expenses, administrative and record-keeping costs, and all service charges and costs related to the establishment and maintenance of the Locked Box and the Special Account, the Blocked Account and the Transfer Account shall be the sole responsibility of Borrower, whether the same are incurred by Bank or Borrower, and Bank, in its sole discretion, may charge the same against Borrower and/or any account maintained by Borrower with Bank and the same shall be deemed part of the Obligations hereunder.

8. EXAMINATION OF COLLATERAL AND THE PREMISES; REPORTING.

                  8.1 MAINTENANCE OF BOOKS AND RECORDS. Borrower shall keep and maintain complete books of account, records and files with respect to its business in accordance with generally accepted accounting principles consistently applied and shall accurately and completely record all transactions therein.

                  8.2 ACCESS AND INSPECTION. Bank may at all times during normal business hours have access to and the right to examine and inspect all of Borrower's real and personal property, and access to and the right to inspect, audit and make extracts from all of Borrower's records, files and books of account, and Bank shall endeavor not to unduly disrupt Borrower's business in doing so; additionally, Borrower shall execute and deliver at the request of Bank such instruments as may be necessary for Bank to obtain such information concerning the business of Borrower as Bank may require from any Person; PROVIDED, HOWEVER, that notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, Bank may exercise such access and other rights at any time Bank deems such action necessary or desirable. Borrower shall furnish Bank with such statements and reports regarding Borrower's financial condition and the results of Borrower's operations, in addition to those hereinafter required, and such other information as Bank may request from time to time. Borrower shall permit Bank to discuss Borrower's financial matters with Borrower's officers and accountants (and hereby authorizes such officers and accountants to discuss Borrower's financial matters with Bank).

                  8.3 REPORTING REGARDING RECEIVABLES. (a) After the creation or acquisition of any Receivables, Borrower shall provide to Bank, as frequently as required by Bank, schedules in such form and substance and accompanied by such copies of original source and background documents (including, without limitation, sales, credit and remittance journals) as Bank may require describing all Receivables created or acquired.

                  (b) Not less frequently than weekly, Borrower shall deliver to Bank a weekly borrowing base certificate in the form of EXHIBIT K attached hereto and incorporated herein by reference (a "Borrowing Base Certificate") and weekly reports of Borrower's sales, credits to sales or credit memoranda applicable to sales, collections and non-cash charges (from whatever source, including, without limitation, sales and noncash journals or other credits to Receivables).

                  (c) No later than twenty-five (25) days after the end of each month, or sooner if available, Borrower shall deliver to Bank monthly agings, broken down by invoice date, of accounts receivable, reconciled to the Borrowing Base Certificate for the end of such month and Borrower's general ledger, and setting forth any changes in the reserves made for bad accounts or any extensions of the maturity of, refinancing of, or other changes in the terms of any accounts, together with such further information with respect thereto as Bank may require. No later than twenty-five (25) days after the end of each month, or sooner if available, Borrower also shall deliver to Bank monthly agings of accounts payable listed by invoice date reconciled to Borrower's general ledger, together with such further information with respect thereto as Bank may require.

                  8.4 REPORTING REGARDING INVENTORY. (a) Borrower shall conduct a full and complete physical count of its Inventory at least annually or, after the occurrence and continuance of an Event of Default, more frequently if Bank shall require, in a manner and in accordance with procedures approved by Borrower's independent certified public accountants and Bank, and shall promptly extend, price and summarize such physical counts and submit a written report thereof to

Bank. In addition, prior to the implementation by Borrower of a "cycle counting process" acceptable to Bank, each calendar quarter Borrower shall conduct a full and complete physical count of all of Borrower's Inventory consisting of one of the following categories: chemicals, cans, labels, valves or cartons (each such category of Borrower's Inventory being referred to as an "Inventory Type").
Each such quarterly physical count shall be conducted with respect to one (1) Inventory Type. However, in no event shall a quarterly physical count be required with respect to a particular Inventory Type more than once in any four
(4) calendar quarter period. Each such quarterly physical count shall be conducted in the manner set forth in the first sentence of this SECTION 8.4(a) and, no later than twenty-five (25) days after the end of each calendar quarter, Borrower shall extend, price and summarize such physical count and submit a written report thereof to Bank. After the implementation by Borrower of a weekly "cycle counting process" of its Inventory acceptable to Bank, Borrower no longer shall be required to conduct the quarterly physical counts referred to above but instead, Borrower shall deliver a written report of the results of such "cycle counting process" for each month to Bank no later than twenty-five (25) days after the end of each month.

                  (b) Values shown on reports of Inventory shall be at the lower of cost or market value determined on a "first in first out" basis, consistently applied.

                  (c) No later than twenty-five (25) days after the end of each month, or more frequently, if Bank shall so request, Borrower shall submit to Bank an inventory report reconciled to the Borrowing Base Certificate for the end of such month, Borrower's perpetual inventory records and its general ledger, broken down into such detail and with such categories as Bank shall require (including, but not limited to, a report indicating the type, location and amount of raw materials, work-in-process and finished goods, and all other information deemed necessary by Bank to determine levels of that which is and is not Eligible Inventory).

                  (d) Not less frequently than weekly Borrower shall deliver to Bank a weekly Borrowing Base Certificate reporting the value of Borrower's Inventory as of the end of the period for which Borrower has provided Bank information in accordance with SECTION 8.4(c).

                  8.5 MONTHLY FINANCIAL STATEMENTS. Promptly when available and in any event not later than thirty (30) days after the end of each month, Borrower shall furnish to Bank monthly statements, on a consolidated and consolidating basis, showing Borrower's financial condition and the results of Borrower's operations for the periods covered by such statements in such detail as Bank may from time to time require, prepared in accordance with generally accepted accounting principles consistently applied (except that the inclusion of footnotes shall not be required) and containing all disclosures required to fully and accurately present the financial position and results of operations of Borrower and each of its divisions and to make such statements not misleading under the circumstances. Said statements shall include: (i) a comparison prepared by Borrower of the projected financial position and results of operations of Borrower provided for in SECTION 8.6 hereof with the actual financial position and results of operations of Borrower and an explanation of any variations between them; and (ii) a comparison between actual calculated results and covenanted results for each of the Financial Covenants contained in EXHIBIT L attached hereto and incorporated herein by reference.

                  8.6 ANNUAL PROJECTIONS. No later than thirty (30) days after the end of each of Borrower's fiscal years, Borrower shall furnish to Bank detailed projections for the next twelve (12) months setting forth projected income and cash flow for each month and the projected balance sheet as of the end of each month. Such projections shall be prepared in a manner fully and accurately presenting the projected financial condition and results of operations of Borrower and making such projections not misleading under the circumstances.

                  8.7 AUDITED ANNUAL FINANCIAL STATEMENTS. Promptly when available and in any event not later than ninety (90) days after the end of Borrower's fiscal years, Borrower shall submit to Bank statements (prepared on a consolidated and consolidating basis, if applicable), showing its financial condition, the results of its operations, a balance sheet (which balance sheet shall be a consolidated balance sheet, if applicable) and related statements of income, shareholder's equity, and changes in its cash flows for the year then ended. Such statements shall be audited in accordance with generally accepted auditing standards by an independent certified public accountant acceptable to Bank and shall be prepared and presented in accordance with generally accepted accounting principles consistently applied. Such statements shall be delivered to Bank together with an audit report of such independent certified public accountant addressed to Bank. Said statements shall be accompanied by: (i) a comparison prepared by Borrower of the projected financial position and results of operations of Borrower provided for in SECTION 8.6 hereof with the actual financial position and results of operations of Borrower and an explanation of any variations between them; and (ii) a comparison between actual calculated results and covenanted results for each of the Financial Covenants contained in EXHIBIT L.

                  8.8 MANAGEMENT REPORTS. Borrower shall furnish to Bank promptly upon receipt copies of all management letters and any other material reports provided by Borrower's independent accountants. Borrower hereby authorizes Bank to communicate directly with Borrower's independent accountants to discuss Borrower's affairs, finances, accounts and such other matters as Bank deems necessary. After the occurrence and continuance of an Event of Default, Bank shall be given notice of and the right to attend any meetings between Borrower and the independent accountants with respect to any such matters.

                  8.9 FINANCIAL CERTIFICATE. Borrower shall furnish Bank together with all materials required pursuant to SECTION 8.5, SECTION 8.6 and
SECTION 8.7 hereof, a certificate signed by the Chief Financial Officer of Borrower in the form of EXHIBIT M attached hereto.

                  8.9 PUBLIC FILINGS. Borrower shall furnish to Bank promptly upon any filing thereof by Borrower with the Securities and Exchange Commission, an annual, periodic or special report or registration statement (without exhibits) generally available to the public and all proxies. Borrower also shall furnish to Bank upon release thereof any press releases regarding Borrower.

9. WARRANTIES, REPRESENTATIONS AND COVENANTS. In order to induce Bank to enter into this Agreement and to make Loans hereunder, Borrower warrants, represents and covenants that, as of the date hereof, any date upon which a Loan is made hereunder, and until the Obligations are fully paid, performed and satisfied, the representations, warranties and covenants set forth below are and shall remain true.

                  9.1 ORGANIZATION, ETC. The Borrower is and shall remain duly organized, validly existing and in good standing under the laws of the State of Delaware, and is and shall remain qualified to do business and is and shall remain in good standing as a foreign corporation under the laws of the State of Ohio and in each other jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect. The Borrower has and shall maintain all requisite power and authority, corporate or otherwise, to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement and each of the other Loan Documents.

                  9.2 DUE AUTHORIZATION, VALIDITY, ETC. This Agreement and each of the other Loan Documents have been duly executed and delivered and authorized by all requisite corporate, organizational or other action of the Borrower, and each will constitute, upon the due execution and delivery thereof, the legal, valid, and binding obligation of the Borrower, enforceable in accordance with its respective terms.

                  9.3 NO VIOLATION. The execution, delivery and/or performance by Borrower of this Agreement and the other Loan Documents does not and will not
(i) constitute a violation of any applicable law or a breach of any provision contained in Borrower's Articles or Certificate of Incorporation or Code of Regulations or By-Laws or contained in any order of any court or other governmental agency or in any agreement, instrument or document to which Borrower is a party or by which Borrower or any of Borrower's properties is bound or (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Borrower's properties (other than in favor of Bank hereunder).

                  9.4 USE OF LOAN PROCEEDS. Borrower's uses of the proceeds of the Loans made by Bank to Borrower pursuant to this Agreement are, and will continue to be, legal and proper corporate uses (duly authorized by Borrower' s Board of Directors), such uses do not and shall not violate any applicable laws or statutes as in effect as of the date hereof or hereafter, and the Loans are not and shall not be secured, directly or indirectly, by any stock for the purpose of purchasing or carrying any margin stock or for any purpose which would violate either Regulation U, 12 C.F.R. Part 221, or Regulation X, 12 C.F.R. Part 224, promulgated by the Board of Governors of the Federal Reserve System.

                  9.5 MANAGEMENT; OWNERSHIP OF ASSETS, LICENSES, PATENTS, ETC. Borrower possesses and shall continue to possess active, full-time, professional management adequate to handle its affairs and adequate employees, assets, governmental approvals, permits, licenses, patents, copyrights, trademarks and trade names to continue to conduct its business as heretofore and hereafter conducted by it, and all such governmental approvals, permits, licenses, patents, copyrights, trademarks and trade names are described in SCHEDULE 1 attached hereto and incorporated herein by reference.

                  9.6 INDEBTEDNESS. Except for (i) Indebtedness disclosed in either the Financials delivered on or before the Closing Date or in SCHEDULE 2 attached hereto and incorporated herein by reference, (ii) the Obligations,
(iii) Indebtedness (a) which is unsecured, (b) which is not for borrowed money,
(c) which has been incurred in the ordinary course of business, (d) which is not otherwise prohibited under any provision of this Agreement or any other Loan Document, and (e) the nonpayment or other default under which would not have a Material Adverse Effect, and (iv) other Indebtedness permitted to be incurred or paid by Borrower pursuant to SECTION 10.11, Borrower has no Indebtedness, and, except as otherwise set forth in SCHEDULE 2 attached hereto, has not guaranteed the obligations of any other Person.

                  9.7 TITLE TO PROPERTY; NO LIENS. Borrower has good, indefeasible and merchantable title to and ownership of, or leasehold interest in, all of its real and personal property, including, without limitation, its Collateral, the Premises, and other security for the Obligations, free and clear of all liens, claims, security interests, assignments, mortgages, pledges and encumbrances, except Permitted Liens and except as described in SCHEDULE 3 attached hereto and incorporated herein by reference.

                  9.8 RESTRICTIONS; LABOR DISPUTES; LABOR CONTRACTS, ETC. Except as described in SCHEDULE 4 attached hereto and incorporated herein by reference, Borrower is not a party or subject to any charge, restriction, judgment, decree or order, adversely affecting its business, property, assets, operations or condition, financial or otherwise, or any labor dispute which could reasonably be expected to have a Material Adverse Effect; and there are not any strikes or walkouts relating to any labor contracts and, except as described in SCHEDULE 4 attached hereto, no such contract is scheduled to expire within three (3) years of the date hereof. Except as described in SCHEDULE 4 attached hereto and incorporated herein by reference, Borrower is not a party to any employment contract or labor contract.

                  9.9 NO VIOLATION OF LAW; HAZARDOUS MATERIALS. Except as described in SCHEDULE 5 attached hereto and incorporated herein by reference, Borrower is not in violation of any Environmental Law. Except as described in
SCHEDULE 5 attached hereto and incorporated herein by reference, Borrower is not in violation of any other applicable statute, regulation or ordinance of any governmental entity, the violation of which could have a Material Adverse Effect. Without limiting the generality of the foregoing sentence, no Hazardous Material (i) is located on any real property owned or leased by Borrower except to the extent that such presence is maintained in full compliance with all applicable laws, or (ii) has been discharged or is penetrating into any real property or surface or subsurface rivers or streams crossing or adjoining any real property owned or leased by Borrower or the aquifer underlying any real property owned or leased by Borrower except to the extent that such discharge or penetration does not violate any applicable law or give rise to any claim against Borrower under any applicable law. "Hazardous Material" as used herein means any existing or future asbestos, polychlorinated byphenyls and petroleum products, solid wastes, ureaformaldehyde, discharges of sewer or effluent, paint containing lead and any other hazardous or toxic material, substance or waste which is defined, determined or identified by those or similar terms or is regulated as such under any such statute, law, ordinance, rule or regulation (whether now existing or hereafter promulgated) or any local, state or federal authority, or any judicial or administrative interpretation of any such statute, law, ordinance, rule or regulation, including but not limited to any material, substance or waste which is a hazardous substance within the meaning of 33 U.S.C. section 1251 ET SEQ., as amended, or 42 U.S.C. section 9601 ET SEQ., as amended, or a hazardous waste within the meaning of 42 U.S.C. section 6901 ET SEQ., as amended). All inventory manufactured and produced by Borrower has been and shall continue to be manufactured and produced in compliance with all applicable requirements of Sections 6, 7 and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor.

                  9.10 ABSENCE OF DEFAULT. Borrower is not in default under any note, indenture, loan agreement, mortgage, lease, or other similar agreement relating to the borrowing of monies or the incurring of indebtedness to which Borrower is a party or by which Borrower or any of Borrower's assets are bound, which default could have a Material Adverse Effect.

                  9.11 ACCURACY OF FINANCIALS; NO MATERIAL CHANGES. The Financials have been prepared in accordance with generally accepted accounting principles consistently applied (except, with respect to unaudited internally prepared Financials, the omission of footnotes) and are true, correct and complete in all material respects; all Financials fairly present Borrower's assets, liabilities and financial condition and results of operations and those of such other Persons described therein as of the date thereof (subject to the lack of footnotes in the case of unaudited internally prepared Financials); there are no omissions from the Financials or other facts or circumstances not reflected in the Financials which are or may be material; there has been no material and adverse change in Borrower's assets, liabilities or financial condition since the date of the Financials attached to EXHIBIT S to this Agreement and delivered on the Closing Date nor has there been any material damage to or loss of any of Borrower's assets or properties since such date; and Borrower's outstanding advances to any Person do not constitute any equity or long term investment in any Person which is not reflected in the Financials.

                  9.12 PENSION PLANS. No "reportable event" or "prohibited transaction," as defined by the Employee Retirement Income Security Act of 1974 ("ERISA"), has occurred or is continuing as to any plan of Borrower or any Controlled Group member, which poses a threat of termination of such plans (or trusts related thereto) or the imposition of taxes or penalties against such plans (or trusts related thereto); neither Borrower nor any Controlled Group member has violated the requirements of any "qualified pension benefit plan," as defined in ERISA and the Internal Revenue Code of 1986 or done anything to create liability under the Multi-Employer Pension Plan Amendments Act; and except as set forth in SCHEDULE 6 attached hereto and incorporated herein by reference, neither Borrower nor any Controlled Group member has incurred any liability to the Pension Benefit Guaranty Corporation in connection with such plans.

                  9.13 TAXES AND OTHER CHARGES. Borrower has filed and shall file all federal, state and local tax returns and other reports which it is required by law to file, other than with respect to the tax deficiencies set forth in SCHEDULE 7 attached hereto and incorporated herein by reference, has paid all taxes, assessments and other similar charges that are due and payable including, without limitation, Borrower's obligations to repay the delinquent taxes set forth in the attached SCHEDULE 7 and all transfer taxes and other governmental charges in connection with any transfers or exchanges of Subordinated Notes, has withheld all employee and similar taxes which it is required by law to withhold, and has maintained adequate reserves for the payment of all taxes and similar charges. No tax liens have been filed with respect to Borrower and no claims are being asserted with respect to any such taxes, assessments or charges (and no basis exists for any such claims).

                  9.14 NO LITIGATION. There is not any litigation, action or proceeding pending or, to the best of Borrower's knowledge (after due inquiry), threatened, against Borrower, which, if adversely determined, is could have a Material Adverse Effect. SCHEDULE 8 attached hereto and incorporated herein by reference correctly sets forth all litigation, actions and proceedings pending or, to the best of Borrower's knowledge (after due inquiry), threatened, against Borrower as of the Closing Date (none of which would result in any material adverse change in Borrower's financial condition or adversely affect Borrower 5 operations or assets).

                  9.15 NO BROKERAGE FEE. No brokerage, finder's or similar fee or commission is due to any party by reason of Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby or thereby, and Borrower shall indemnify and hold Bank harmless from all such fees and commissions.

                  9.16 AFFILIATES. All Persons who are Borrower's Affiliates (other than Borrower's non-managerial employees and members of the immediate family of such employees, and members of the immediate family of each shareholder, officer, managerial employee, shareholder and director of the Borrower) are identified in SCHEDULE 9 attached hereto and incorporated herein by reference. Borrower has no Subsidiaries.

                  9.17 CAPITALIZATION; WARRANTS, ETC. The authorized capital stock of Borrower consists of (a) thirteen million (13,000,000) shares of Common Stock, $.l0 par value (the "Common Stock"), of which three million nine hundred forty-seven thousand seven hundred sixty-five (3,947,765) shares were outstanding as of August 26, 1996, and (b) two million (2,000,000) shares of Cumulative Convertible Preferred Stock, $.0l par value (the "Cumulative Convertible Preferred Stock") of which three thousand five hundred (3,500) shares are outstanding as of the Closing Date; each outstanding share of capital stock is duly authorized, validly issued, fully paid and nonassessable. To the best of Borrower's knowledge, except as set forth in SCHEDULE 9 attached hereto and incorporated herein by reference, no Person owns more than five percent (5%) of any class of the capital stock of the Borrower. All warrants, puts, subscriptions, options, instruments and agreements under which any shares of capital stock of Borrower are or may be redeemed, retired, encumbered, bought, sold or issued are described in SCHEDULE 10 attached hereto.

                  9.18 NONCOMPETITION AGREEMENTS. Borrower is not subject to any contract or agreement containing a covenant not to compete in any line of business with any Person.

                  9.19 DEPOSIT AND OTHER ACCOUNTS. All of the accounts maintained by Borrower with any bank, brokerage house or other financial institution are set forth in SCHEDULE 11 attached hereto and incorporated herein by reference, and, except as may be agreed upon by Bank in writing, none of such other accounts (other than accounts designated as "Payroll Accounts") is subject to withdrawal other than by transfers of amounts therein to one (1) of the Locked Box, or the Special Account, the Blocked Account or the Transfer Account.

                  9.20 SOLVENCY. Borrower will be Solvent after receipt and application of the Loans in accordance with the terms of this Agreement.

                  9.21 FULL DISCLOSURE. No representation or warranty made by Borrower or any of its Affiliates, as the case may be, in this Agreement or any Loan Document or other document furnished from time to time in connection herewith or therewith contains or will contain at the time such representation is made or such document furnished, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or any of its Affiliates which adversely affects, or which, in Borrower's reasonable judgment, could reasonably be expected in the future to materially and adversely affect (i) the business, property, assets, operations, prospects or condition, financial or otherwise, of Borrower or any of its Affiliates, (ii) the ability of Borrower or any of its Affiliates to perform any of their respective payment or other Obligations under this Agreement any of the other Loan Documents, or
(iii) the ability of Bank to exercise its rights and remedies with respect to or otherwise realize upon any of the Collateral or the Premises.

                  9.22 CASUALTIES. Neither the business nor the properties of Borrower are affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other Casualty Loss (whether or not covered by insurance) which could reasonably be expected to have a Material Adverse Effect.

                  9.23 LEASES. Except as described in SCHEDULE 12 attached hereto and incorporated herein by reference, Borrower is not a party to any lease, assignment, sublease, or other agreement relating to any real property or leasehold, or any equipment or other personal property.

                  9.24 INSURANCE POLICIES. SCHEDULE 13 attached hereto and incorporated herein by reference correctly sets forth all of the insurance policies maintained by Borrower, including, without limitation, the carriers thereof, and the types of coverage (which coverage shall include environmental liability insurance) and insured amounts covered thereby. Borrower is in compliance with all requirements of such insurance and is in compliance with all insurance requirements set forth in any purchase orders or other agreements with its customers.

                  9.25 CONSENTS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for (i) the due execution, delivery and performance by Borrower of any Loan Document to which it is or will be a party, (ii) the conduct of Borrower's business or (iii) the ownership or the lease of any of Borrower's properties.

                  9.26 UPDATING REPRESENTATIONS AND WARRANTIES. To the extent necessary to cause the representations and warranties set forth in this SECTION 9 to remain true, complete and accurate as of the date hereof and as of each day on which a Loan is made hereunder, Borrower shall promptly update in writing any Schedules provided for in this SECTION 9 promptly upon learning of any circumstance which might make any such representation or warranty contained in this SECTION 9 untrue. Such updating by Borrower shall be subject to the written consent and approval of Bank. The requirement of Borrower to update any Schedule provided for herein shall not be and shall not be deemed by Bank a cure of any Event of Default occurring prior to any such update or existing at the time of any such update without the written waiver of such Event of Default of Bank.

                  9.27 1995 TAX REFUND. The amount of the 1995 Tax Refund set forth in the Request for Refund is equal to at least One Million Dollars ($1,000,000). Borrower has delivered, or has caused to be delivered, the 1995 Tax Return to the Internal Revenue Service.

                  9.28 SUBORDINATED NOTE DOCUMENTS SECURITY. The Subordinated
Note Indenture, when executed and delivered by all parties thereto, shall be in substantially the form attached hereto as EXHIBIT W. Each Subordinated Note when issued by Borrower and authenticated by the trustee under the Subordinated Note Indenture, shall be in substantially the form attached hereto as EXHIBIT X. The Indebtedness under the Subordinated Note Indenture and the Subordinated Notes is not and shall not be secured by any rights, liens, mortgages or security interests of any Person in any assets of Borrower.


10. COVENANTS. Until the Obligations are fully paid, performed and satisfied and this Agreement is terminated, Borrower will comply with each of the covenants set forth below in this SECTION 10, unless Bank shall have given Borrower its prior written consent.

                  10.1 PAYMENT OF CERTAIN EXPENSES. Borrower will pay to Bank immediately, any and all fees, costs and expenses which Bank pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower, or any other Person on Borrower's behalf, by Bank of proceeds of Loans made by Bank to Borrower pursuant to this Agreement, and (ii) the depositing for collection by Bank of any check or item of payment received and/or delivered to Bank on account of the Obligations and reimburse Bank, immediately, for any claims asserted by any bank at which a blocked account is established for the deposit of proceeds of the Collateral and the Premises in connection with such blocked account or any returned or uncollected checks received by such bank as proceeds of the Collateral or the Premises.

                  10.2 NOTICE OF LITIGATION. Borrower will notify Bank in writing, promptly upon Borrower's learning thereof, of any litigation, suit or administrative proceeding which may affect Borrower's operations, financial condition or business, the ability of Borrower to perform any of its payment or other Obligations under this Agreement or any of the other Loan Documents or Bank's lien on or security interest in the Collateral, the Premises or other security for the Obligations, whether or not the claim is considered by Borrower to be covered by insurance. Notwithstanding the foregoing sentence, to the extent any such litigation, suit or administrative proceeding seeks monetary damages or could subject Borrower to the payment of any fines and/or other penalties, Borrower shall not be obligated to notify Bank thereof unless the damages sought or the potential fines and/or penalties involved are in an amount of One Hundred Thousand Dollars ($100,000) or more.

                  10.3 NOTICE OF ERISA EVENTS. Borrower will notify Bank in writing (i) promptly upon the occurrence of any event described in Section 4043 of ERISA, other than a termination, partial termination or merger of a "Plan" (as defined in ERISA) or a transfer of a Plan's assets, and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets.


                  10.4 NOTICE OF LABOR DISPUTES. Borrower will notify Bank in writing, promptly upon Borrower's learning thereof, of any labor dispute to which it may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Borrower is a party or by which Borrower is bound.

                  10.5 COMPLIANCE WITH LAWS, ETC. Borrower will comply with the requirements of all Environmental Laws. Borrower will comply with the requirements of all other applicable laws, statutes, regulations, rules or ordinances of any governmental entity, or of any agency thereof, the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

                  10.6 NOTICE OF VIOLATIONS OF LAW, TAX ASSESSMENTS. Borrower will notify Bank in writing, promptly upon Borrower's learning thereof, of (i) any violation by Borrower of any law, statute, regulation, rule or ordinance of any governmental entity, or of any agency thereof, that (a) could subject Borrower to fines and/or other penalties of One Hundred Thousand Dollars ($100,000) or more or (b) in the case of any such violation which would not subject Borrower to any fine and/or penalty, could reasonably be expected to have a Material Adverse Effect, (ii) the nonpayment of any federal, state or local withholding tax applicable to Borrower, and (iii) any federal, state or local tax assessment applicable to Borrower.

                  10.7 COMPLIANCE WITH OTHER AGREEMENTS. Borrower will comply with the provisions of each note, indenture, loan agreement, mortgage, lease, deed or other similar agreement to which Borrower is a party or by which Borrower is bound, the noncompliance with which could reasonably be expected to have a Material Adverse Effect.

                  10.8 NOTICE OF VIOLATIONS OF CERTAIN AGREEMENTS. Borrower will notify Bank in writing, promptly upon the occurrence thereof, of Borrower's default under any note, indenture, loan agreement, mortgage, lease, deed or other similar agreement to which Borrower is a party or by which Borrower is bound, (a) having outstanding indebtedness thereunder or relating thereto (or face amount in the case of any letter of credit) of One Hundred Thousand Dollars ($100,000) or more or (b) notwithstanding the amount of any indebtedness outstanding thereunder or relating thereto, the default under which could reasonably be expected to have a Material Adverse Effect.

                  10.9 NOTICE OF CUSTOMER DEFAULTS. Borrower will notify Bank in writing, promptly upon the occurrence thereof, of any default by any obligor under any note or other evidence of debt payable to Borrower having outstanding indebtedness thereunder or relating thereto (or face amount in the case of any letter of credit) of One Hundred Thousand Dollars ($100,000) or more, or of anything which might have an adverse effect on the credit of a customer of Borrower.

                  10.10 TAXES AND CHARGES. Borrower will (i) file all federal, state and local tax returns and other reports which it is required by law to file, (ii) pay all taxes, assessments and other similar charges that are due and payable; PROVIDED, HOWEVER, that no such taxes, assessments or charges need be paid during such period as they are being contested in good faith by Borrower, in appropriate proceedings promptly commenced and diligently prosecuted, if adequate reserves in accordance with generally accepted accounting principles have been set aside on Borrower's books, and the continuance of such contest shall neither result in any part of the Collateral or the Premises or any other property of Borrower being made the subject of any proceeding in foreclosure, or of any levy or execution, which shall not have been stayed or dismissed, or the subject of any seizure or other loss, nor prevent Bank from acquiring a perfected first priority security interest in the Collateral after the

Closing Date or with respect to future advances hereunder; and PROVIDED, FURTHER, that Borrower will promptly pay such tax when the dispute is finally settled, (iii) withhold all employee and similar taxes which it is required by law to withhold, and (iv) maintain adequate reserves for the payment of all taxes and similar charges.


                  10.11 INDEBTEDNESS; GUARANTIES. Borrower will not incur or pay any Indebtedness other than (i) the Obligations, (ii) Indebtedness reflected in the Financials delivered on or before the Closing Date or described in SCHEDULE 2 attached hereto, (iii) Indebtedness (a) which is unsecured, (b) which is not for borrowed money, (c) which has been incurred in the ordinary course of business, (d) which is not otherwise prohibited under any provision of this Agreement or any other Loan Document, and (e) the nonpayment or other default under which would not have a Material Adverse Effect, (iv) Indebtedness in respect of capitalized leases and purchase money Indebtedness so long as the aggregate amount of such Indebtedness incurred by Borrower in any fiscal year of the Borrower does not exceed Two Hundred Fifty Thousand Dollars ($250,000), (v) Indebtedness in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of SECTION 10.10, (vi) Indebtedness under the Subordinated Note Indenture and the Subordinated Notes, (vii) Indebtedness other than the Indebtedness described in CLAUSE (vi) of this SECTION 10.11 which is subordinated to the prior payment and performance of the Obligations pursuant to a subordination agreement in form and substance satisfactory to Bank, in its sole discretion, (viii) the National City Claims (as defined in the Intercreditor Agreement), and (ix) Indebtedness representing a refinancing of the National City Claims (as defined in the Intercreditor Agreement); PROVIDED that no Indebtedness (y) for borrowed money permitted under this SECTION 10.11, shall contain any provisions making a default under or in respect of some other Indebtedness for money borrowed, a default thereunder, and (z) otherwise permitted to be incurred shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Event of Default shall have occurred; and PROVIDED, FURTHER, that the Indebtedness described in CLAUSE (vi) of this
SECTION 10.11 shall be permitted under this Agreement only if (w) the terms and provisions of the final version of the Subordinated Note Indenture and the final version of the form of the Subordinated Notes shall be in substantially the forms attached hereto as EXHIBIT W and EXHIBIT X, respectively, (x) Borrower shall have delivered to Bank a copy of the executed Subordinated Note Indenture and a copy of each executed and authenticated Subordinated Note as and when issued by Borrower, each certified by a duly authorized officer of Borrower as being true, correct and complete, (y) Borrower has not issued more than $4,000,000 original aggregate principal amount of such Indebtedness, and (z) all of the proceeds of the issuance (after expenses) of the Subordinated Notes (other than the proceeds used to redeem the Cumulative Convertible Preferred Stock to the extent permitted under SECTION 10.22 hereof) shall have been deposited in the Special Account for application against the Obligations; and PROVIDED, FURTHER, that the Indebtedness described in CLAUSE (ix) of this SECTION 10.11 shall be permitted under this Agreement only if (x) the terms and provisions of, and the documentation relating to, such Indebtedness shall have been approved by Bank in writing prior to the incurrence thereof or the execution and delivery thereof, as the case may be, (y) the lender of such Indebtedness shall have entered into an intercreditor agreement with Bank in form and substance satisfactory to Bank, in its sole discretion, and (z) such Indebtedness shall be secured solely by the Mortgaged Premises. Borrower will not guarantee the obligations of any other Person except as set forth on SCHEDULE 2 attached hereto.

                  10.12 TITLE TO PROPERTY; NO LIENS. Borrower will continue to maintain good, indefeasible and merchantable title to and ownership of, or interest (leasehold or otherwise) in, all of its real and personal property, including, without limitation, the Collateral, the Premises, and other security for the Obligations, free and clear of all liens, claims, security interests, assignments, mortgages, pledges and encumbrances, except Permitted Liens and except as described on SCHEDULE 3 attached hereto and incorporated herein by reference.

                  10.13 RESTRICTIONS; LABOR DISPUTES, ETC. Borrower will not become a party or subject to any (a) charge, restriction, judgment, decree or order, which could adversely affect its business, property, asset, operations or condition, financial or otherwise, or (b) any labor dispute which could reasonably be expected to have a Material Adverse Effect; and Borrower will not permit there to occur any strikes or walkouts relating to any labor contracts.

                  10.14 PENSION PLANS. Borrower will not permit any "reportable event" or "prohibited transaction," as defined by ERISA, to occur or to continue as to any plan of Borrower or any Controlled Group member, which poses a threat of (i) termination of such plans (or trusts related thereto) or (ii) the imposition of taxes or penalties against such plans (or trusts related thereto); Borrower will not and will not permit any Controlled Group member to violate the requirements of any "qualified pension benefit plan," as defined in ERISA and the Internal Revenue Code of 1986 or do anything to create liability under the Multi-Employer Pension Plan Amendments Act; and except as set forth on SCHEDULE 6 attached hereto and incorporated herein by reference, Borrower will not and will not permit any Controlled Group member to incur, any liability to the Pension Benefit Guaranty Corporation in connection with such plans.

                  10.15 SOLVENCY. Borrower will continue to be Solvent.

                  10.16 PROPERTY INSURANCE. (a) Borrower will insure all of its real and personal property, including, without limitation, the Collateral, the Premises and other security for the Obligations, in Bank's name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Bank shall specify in amounts and under policies by insurers acceptable to Bank.

                  (b) The policies or a certificate thereof signed by the insurer evidencing that such insurance coverage is in effect for periods of not less than one (1) year shall be delivered to Bank within five (5) Business Days after the issuance of the policies to Borrower and after each renewal thereof.

                  (c) All premiums thereon shall be paid by Borrower monthly in advance; if applicable, each such policy shall name Bank (and no other party other than NCB or other permitted first mortgage-holder unless Borrower shall have obtained Bank's prior written consent) as mortgagee under a New York Standard Mortgage clause or other similar clause acceptable to Bank; each policy shall contain a lender's loss payable clause acceptable to Bank naming Bank (and no other party) as loss payee thereunder and shall provide that such policy may not be amended or cancelled without thirty (30) days prior written notice to Bank; and if Borrower fails to do so, Bank may (but shall not be required to) procure such insurance and charge the cost to Borrower's account as part of the Obligations payable on demand and secured by the Collateral, the Premises and other security for the Obligations.

                  10.17 LIABILITY INSURANCE. Borrower will, at all times, maintain in full force and effect such liability insurance with respect to its activities and business interruption, product liability and other insurance as may be reasonably required by Bank, such insurance to be provided by insurer(s) acceptable to Bank, and if requested by Bank such insurance shall name Bank (and no other party) as an additional insured as its interest may appear.

                  10.18 DEPOSIT ACCOUNTS. Borrower will consider maintaining throughout the term of this Agreement all of Borrower's depository, disbursement, trust, payroll and other account relationships with Bank and not alter existing account relationships which bear on the creditworthiness of Borrower and/or the pricing of the Loans or this credit arrangement or such other account relationships. Borrower hereby agrees that it will not assert any claims or set off rights against Bank as a result of Borrower's maintaining any account relationship with Bank or any Affiliate of Bank.

                  10.19 MERGER, ETC. Borrower will not merge or consolidate or form a joint venture or partnership with or acquire any other Person.

                  10.20 INVESTMENTS. Borrower will not make any investment in the securities of any Person.

                  10.21 DIVIDENDS. Borrower will not declare or pay cash or stock dividends upon any of Borrower's stock (including, without limitation, any preferred stock now or hereafter issued by Borrower) or make any distributions of Borrower's assets or make any loans, advances and/or extensions of credit to, or investments in, any Persons, including, without limitation, any of Borrower's Affiliates, officers or employees.

                  10.22 REDEMPTION OF STOCK. Borrower will not voluntarily or pursuant to any contractual or other obligations redeem, retire, purchase, repurchase or otherwise acquire, directly or indirectly, or exercise any call rights relating to, any of Borrower's capital stock or any other securities now or hereafter issued by Borrower (including, without limitation, any warrants for stock of Borrower); PROVIDED, HOWEVER, that

     (a) the Borrower may redeem all of the Cumulative Convertible Preferred Stock owned by Edwin M. Roth as of the Closing Date, but only so long as

                  (i) such redemption is made solely with proceeds received by Borrower in connection with the issuance of the Subordinated Notes, and

                  (ii) the amount of such redemption does not exceed the maximum amount that may be paid under applicable law; and

     (b) the Borrower may redeem the Subordinated Notes in accordance with the terms thereof, but only so long as

                  (i) both immediately before and after giving effect thereto, no Event of Default has occurred or shall occur,

                  (ii) at least five (5) Business Days prior to the date on which any such redemption is proposed to be made, Borrower shall have delivered a certificate executed by a duly authorized officer or Borrower certifying (A) the date and amount of the proposed redemption, (B) the identity of the holders of the Subordinated Notes subject to such redemption, and (C) that immediately before and after giving effect to such redemption, no Event of Default has occurred or shall occur,

                  (iii) the amount of the proposed redemption does not exceed the amount set forth in the certificate required to be delivered under CLAUSE (b) (ii) above, and

                  (iv) the amount of such redemption does not exceed the maximum amount that may be paid under applicable law.

                  10.23 STOCK RIGHTS. Borrower will not change the rights or obligations associated with, or the terms of any class of stock of Borrower or issue any new class of stock of Borrower.

                  10.24 CAPITAL STRUCTURE, ETC. Except for the issuance of the Subordinated Notes, Borrower will not make any change in Borrower's capital structure or in any of Borrower's business objectives, purposes and operations which might in any way adversely affect the repayment of the Obligations.

                  10.25 AFFILIATE TRANSACTIONS. Except for the redemption of the Cumulative Convertible Preferred Stock as set forth in clause (a) of the proviso to SECTION 10.22 hereof, Borrower will not enter into, or be a party to, any transaction with any of Borrower's Affiliates, except in the ordinary course of business, pursuant to the reasonable requirements of Borrower's business, and upon fair and reasonable terms which are fully disclosed to Bank and are no less favorable to Borrower than Borrower could obtain in a comparable arm's length transaction with a Person not Borrower's Affiliate.

                  10.26 WITHDRAWALS FROM ACCOUNTS. Borrower will not make deposits to or withdrawals from any of such Borrower's deposit accounts for the benefit of any of its Affiliates.

                  10.27 SALE OF ASSETS. Borrower will not sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise, any of its assets, including, without limitation, the Collat-eral, the Premises and other security for the Obligations, except for (i) the sale of Inventory in the ordinary course of business, and (ii) the sale of assets having a book value not in excess of Fifty Thousand Dollars ($50,000.00), and in any calendar year, having an aggregate book value not in excess of One Hundred Thousand Dollars ($100,000.00); PROVIDED, HOWEVER, that the proceeds of the sale of any assets permitted pursuant to this SECTION 10.27 shall be immediately paid over to Bank and applied to the payment of the Loans, in a manner satisfactory to Bank, in its sole discretion. With respect to the sales of assets referred to in CLAUSE (ii) above, the applicable Borrower shall give Bank prior written notice of any such sale of assets in the event the sale price of the assets proposed to be sold exceeds Twenty-Five Thousand Dollars ($25,000).

                  10.28 CONSIGNMENTS, ETC. Borrower will not make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or any other repurchase or return basis.

                  10.29 CHANGE IN MANAGEMENT OR BUSINESS. Borrower will not permit to occur any seizure, vesting or intervention by or under the authority of any government by which Borrower's management is displaced or its authority in the conduct of its business is curtailed.

                  10.30 CLAIMS AGAINST COLLATERAL OR PREMISES. Borrower will not permit to occur any attachment or distraint of any of the Collateral, the Premises or other security for the Obligations and will not permit any of the Collateral or other security for the Obligations to become subject, at any time, to any mandatory court order or other legal process.

                  10.31 JUDGMENTS. Borrower will not permit any judgment in excess of One Hundred Thousand Dollars ($100,000.00) or any number of judgments in excess of Two Hundred Thousand Dollars ($200,000.00), in the aggregate, to be rendered against it which are not fully paid or covered by insurance.

                  10.32 STOCK OWNERSHIP. Borrower will not permit the Roth Family to own, of record and beneficially, less than fifteen percent (15%) of the voting stock of Borrower.

                  10.33 FINANCIAL COVENANTS. Borrower will comply with all of the financial covenants contained in EXHIBIT L (the "Financial Covenants") attached hereto and incorporated herein by reference.

                  10.34 GOOD STANDING CERTIFICATE. (a) Borrower will furnish to Bank on each six (6) month anniversary of the date hereof an updated Certificate of Officers on Bank's standard Certificate of Officers form.

                  (b) Upon Bank's request therefor, Borrower will furnish to Bank a certificate from the Secretary of State of the state of formation of Borrower indicating that Borrower is in good standing as a limited liability company under the laws of such state and certificates indicating that Borrower is qualified to do business under the laws of all states and jurisdictions where the failure to be so qualified would have a Material Adverse Effect.

                  10.35 [INTENTIONALLY OMITTED]

                  10.36 AMENDMENTS TO 1995 TAX RETURN AND REQUEST FOR REFUND. Borrower will not, and will not permit any other Person to, at any time amend, supplement or otherwise modify the 1995 Tax Return or the Request for Refund. Borrower will not deliver, and will not permit any other Person to deliver, a federal income tax return for its 1995 tax year to the Internal Revenue Service other than the 1995 Tax Return or any request for a refund from the Internal Revenue Service in respect of its 1995 tax year other than the Request for Refund.

                  10.37 AMENDMENTS TO SUBORDINATED NOTE INDENTURE AND SUBORDINATED NOTES. Borrower will not, and will not permit any other Person to
(i) replace any of the Subordinated Notes after the issuance and authentication thereof unless the Subordinated Note(s) issued in replacement thereof is in substantially the form attached hereto as EXHIBIT X, (ii) replace the Subordinated Note Indenture after the execution, delivery and effectiveness thereof unless the Indenture that replaces the Subordinated Note Indenture is in substantially the form attached hereto as EXHIBIT W, (iii) waive compliance with any of the terms of the Subordinated Note Indenture or any of the Subordinated Notes to the extent such waiver could adversely affect the Bank, (iv) replace, amend, supplement or otherwise modify any of the following terms or provisions of the Subordinated Note Indenture or the Subordinated Notes: (a) any of the subordination terms or provisions contained in the Subordinated Note Indenture or any of the Subordinated Notes; (b) any of the terms or provisions contained in the Subordinated Note Indenture or any of the Subordinated Notes relating to the principal amount of or the interest charged under the Subordinated Note Indenture or any of the Subordinated Notes; (c) the amortization terms or the payment or repayment terms contained in the Subordinated Note Indenture or any of the Subordinated Notes; (d) the maturity date of the Indebtedness under the Subordinated Note Indenture or any of the Subordinated Notes; (e) any redemption terms or provisions contained in the Subordinated Note Indenture or any of the Subordinated Notes; (f) any terms or provisions contained in the Subordinated Note Indenture or any of the Subordinated Notes relating to conversion rights to the extent that such amendment, supplement or other modification would allow any holder of any of the Subordinated Notes to convert such notes into any security of Borrower other than the Common Stock;
(g) any of the default or event of default provisions contained in the Subordinated Note Indenture or any of the Subordinated Notes; or (h) any of the terms or provisions contained in the Subordinated Note Indenture or any of the Subordinated Notes relating to the exercise of rights or remedies by any Person thereunder, or (v) enter into any other amendment or supplement to or other modification of the Subordinated Note Indenture or any of the Subordinated Notes which adversely affects the Bank or the Bank's rights and remedies with respect to the Collateral or the Premises. Not less than three (3) Business Days prior to the execution and delivery thereof, Borrower shall deliver to Bank each amendment, supplement or other modification to the Subordinated Note Indenture or any Subordinated Note proposed to be entered into by any Person, and each waiver proposed to be granted by any Person under the Subordinated Note Indenture or any of the Subordinated Notes. Simultaneously with the execution and delivery thereof, Borrower shall deliver to Bank a copy of each amendment, supplement or other modification to the Subordinated Note Indenture or any Subordinated Note and each waiver granted by any Person under the Subordinated
Note Indenture or any Subordinated Note, each certified by a duly authorized officer of Borrower as being true, correct and complete as of the date of such delivery. Borrower will not permit the Indebtedness under the Subordinated Note Indenture and the Subordinated Note to be secured by any rights, liens, mortgages or security interests of any Person in any assets of Borrower.

                  10.38 PAYMENTS TO VARIOUS PARTIES UNDER THE SUBORDINATED NOTE INDENTURE. Borrower will not make any payments to, or deposit any cash or cash equivalents with, the Trustee, the Paying Agent, the Registrar, any Holder, the Conversion Agent (as each such term is defined in the Subordinated Note Indenture) or any other Person pursuant to or in connection with the terms of the Subordinated Note Indenture or the Subordinated Notes, other than permitted payments in respect of the transactions permitted under SECTION 10.22 hereof.

                  10.39 DELIVERIES UNDER THE SUBORDINATED NOTE INDENTURE. Promptly after receipt thereof by Borrower, Borrower will deliver to Bank copies of all notices and other items delivered by it or to it under or in connection with the Subordinated Note Indenture or any of the Subordinated Notes.

                  10.40 AMENDMENT OF MORTGAGE LOAN DOCUMENTS. Borrower will not, and will not permit any other Person to, amend, supplement or otherwise modify any of the terms or provisions of (i) the National City Claims (as defined in the Intercreditor Agreement) or the National City Documents (as defined in the Intercreditor Agreement), or (ii) any Indebtedness permitted under CLAUSE (ix) of SECTION 10.11 hereof or any of the documentation relating thereto.

                  10.41 TITLE COMMITMENT. On or prior to the Closing Date, Borrower shall deliver to Bank a title commitment for the Mortgaged Premises (the "Title Commitment"), which Title Commitment shall be in form and substance satisfactory to Bank, in its sole discretion. Borrower shall cause such Title Commitment to remain effective until the earlier to occur of (a) the date on which the Indebtedness permitted under CLAUSE (ix) of SECTION 10.11 hereof shall have been incurred, and (b) the date which is one (1) calendar year after the Closing Date.

11. EFFECTIVE DATE; TERMINATION.

                  11.1 EFFECTIVE DATE AND TERMINATION DATE. This Agreement shall be effective on the date upon which all of the conditions set forth herein and in EXHIBIT J attached hereto have been fully satisfied in a manner satisfactory to Bank and upon which the initial Loans have been made by Bank to Borrower. Unless otherwise terminated or extended in accordance with the provisions of this SECTION 11, this Agreement shall terminate on December 31, 1998.

                  11.2 TERMINATION BY BANK. Recourse to security will not be required at any time. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and all other notices to which Borrower might otherwise be entitled. This Agreement may be extended by Bank, in its sole discretion, for successive one (1) year periods. Borrower may request a one (1) year extension of this Agreement by giving Bank its written request for such extension not later than June 30, 1998, or June 30 of the calendar year at the end of which this Agreement is to terminate. In such event, Bank may, in its sole discretion, elect to so extend this Agreement by giving Borrower written notice of its election to so extend this Agreement by September 30, 1998 or September 30 of the calendar year at the end of which this Agreement is to terminate. If Borrower has not received the notice as set forth in the immediately preceding sentence, this Agreement shall terminate on December 31 of the applicable calendar year.

                  11.3 TERMINATION PRIOR TO DECEMBER 31, 1998. Prior to December 31, 1998, Borrower may terminate this Agreement as of the last day of any month by giving Bank notice of the date on which this Agreement is to terminate ("Voluntary Termination Date"), which date must be the last day of a month, at least ninety (90) days before the Voluntary Termination Date and by paying, on such Voluntary Termination Date (i) as compensation to Bank for loss of bargain with respect to the credit advanced hereunder, and not as a penalty, a termination fee in amounts as set forth below:

         Voluntary Termination Date          Termination Fee
         --------------------------          ---------------
         On or before December 31, 1996         $360,000

         Between January 1, 1997
         and December 31, 1997
         (inclusive)                            $240,000

         After December 31, 1997
         but prior to December 31, 1998         $120,000

and (ii) all of the other Obligations (including, but not limited to, the fees described in SECTION 3.4 and SECTION 3.5 hereof). Notwithstanding the foregoing provisions of this SECTION 11.3, in the event that Borrower terminates this Agreement (i) and refinances the Loans with credit made available by the conventional Commercial Lending Department of Bank, (ii) in connection with the consummation of a transaction whereby (a) Borrower becomes a private corporation and (b) Bank provides the senior debt financing for such transaction, or (iii) in connection with the consummation of a transaction whereby (a) Borrower acquires another business entity, (b) a financial institution other than Bank provides the financing for such transaction and (c) Bank declined to provide the financing for such transaction after Borrower's request therefor, no termination fee shall be due and owing by Borrower upon such termination. In the event that
(x) the shareholders and/or the board of directors of Borrower, as may be required by applicable law, elect to sell all or substantially all of the stock of Borrower or all or substantially all of the assets of Borrower, in either case in a single transaction (a "Sale Transaction"), (y) such Sale Transaction is consummated on or prior to December 31, 1998, and (z) Borrower terminates this Agreement in connection with the consummation of such Sale Transaction, then the termination fee due and owing by Borrower upon such termination shall be equal to One Hundred Twenty Thousand Dollars ($120,000).

                  11.4 ACCELERATION UPON TERMINATION. Upon the effective date of termination, all of Borrower's Obligations to Bank shall become immediately due and payable without notice or demand. If this Agreement is terminated upon the occurrence or during the continuance of an Event of Default, the Obligations shall include an amount equal to the termination fee and the fees described in
SECTION 3.4 and SECTION 3.5 hereof which would be payable by Borrower if Borrower had terminated this Agreement pursuant to SECTION 11.3 as of the last day of the month in which Bank terminates this Agreement, said amounts to compensate Bank for loss of bargain with respect to the credit advanced hereunder, and not as a penalty.

                  11.5 BORROWER REMAINS LIABLE. Notwithstanding any termination, until all of the Obligations have been fully performed, paid and satisfied, Borrower shall remain liable for the full and prompt performance and payment of the Obligations and the indemnification set forth in SECTION 15.10, and Bank shall retain all of its rights and privileges hereunder, including, without limitation, the retention of its interest in and to all of the Collateral, the Premises and other security for the Obligations.

12. EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder:

         (a) Borrower shall fail to pay, when due (whether by demand or otherwise), any portion of the Obligations owing from Borrower to Bank;

         (b) Borrower shall commit any breach of this Agreement, as amended or supplemented (other than under SECTION 8.3(c), SECTION 8.4(c), SECTION 8.5, SECTION 8.6, SECTION 8.7, SECTION 8.9,
                  SECTION 10.16(b), or SECTION 10.34(a) hereof, any of the other Loan Documents or any other agreement between Bank and Borrower or between Borrower and any Affiliate of Bank;

         (c) Borrower shall commit any breach of SECTION 8.3(c), SECTION 8.4(c), SECTION 8.5, SECTION 8.6, SECTION 8.7, SECTION 8.9,
                  SECTION 10.16(b) or SECTION 10.34(a) of this Agreement and Borrower shall not have cured such breach within two (2) days after the occurrence of such breach;

         (d) any representation or warranty made by Borrower herein, in connection with this Agreement, in connection with any transaction relating to this Agreement, or in any of the other Loan Documents is, or becomes, untrue or misleading in any respect;

         (e) any representation or warranty made by any guarantor of the Obligations herein or in any other Loan Document to which it is a party is, or becomes, untrue or misleading in any respect;

         (f) Borrower or any guarantor of the Obligations, as the case may be, shall: (i) fail to be Solvent,

                  (ii) become generally unable to pay its debts as they become due, (iii) make an assignment for the benefit of creditors,
                  (iv) call a meeting of creditors for the composition of debts,
                  (v) make any misrepresentation to Bank in connection with this Agreement or any transaction relating hereto, or (vi) make any misrepresentation or fails to make any payment due to any Affiliate of Bank;

         (g) (i) there shall be filed by or against Borrower or any guarantor of the Obligations, as the case may be, a petition in bankruptcy or for reorganization, (ii) a custodian, receiver or agent shall be appointed or authorized to take charge of any of their respective properties, or (iii) Borrower shall dissolve for any reason;

         (h) there shall occur any material and adverse change in the business operations or condition, financial or otherwise, of Borrower of the Obligations, as the case may be;

         (i) there shall occur a Casualty Loss with respect to the Collateral, the Premises or other security for the Obligations which is not covered by insurance and which is greater than One Hundred Thousand Dollars ($100,000);

         (j) the audit report required pursuant to SECTION 8.7 is not an unqualified audit report, unless the reason for qualification is not material to Borrower's financial condition in Bank's good faith opinion;

         (k)      a Deficiency shall occur;

         (l) the Collateral, or other security for the Obligations shall decline in value with the result that Bank's security for the Obligations is materially diminished;

         (m) any default shall occur under the terms applicable to any Indebtedness in an aggregate amount exceeding One Hundred Thousand Dollars ($100,000) of Borrower representing any borrowing or financing or arising under any other agreement from, by or with any Person;

         (n) a contribution failure occurs with respect to any Pension Plan, Multiemployer Plan or Welfare Plan sufficient to give rise to a lien under Section 302(f) of ERISA;

         (o) there shall have been instituted against Borrower any criminal proceedings for which forfeiture of any asset having a value of Ten Thousand Dollars ($10,000) or more is a potential penalty; or

         (p) Borrower shall default in the due performance and observance of any covenant or agreement contained in any Loan Document to which it is a party.

13. BANK'S RIGHTS AND REMEDIES.

                  13.1 ACCELERATION, ETC. Upon the occurrence of any Event of Default, in addition to all other rights and remedies provided herein or available at law or in equity, Bank may, without further notice or demand, declare the Loans and all other Obligations to be immediately due and payable (except that with respect to any Event of Default under SECTION 12(f) OR (g), such acceleration of the Loans shall be automatic), and, to the extent that the maximum amount of the Total Facility has not yet been used or fully drawn on by Borrower, terminate the undrawn balance of same, and Bank shall have all rights to realize upon the Collateral, the Premises and other security for the Obligations set forth in the documents providing for such security as described in SECTION 5 hereof, the terms of which are incorporated herein by reference as if set forth herein in full, and as otherwise provided by applicable law. Bank's rights and remedies under this Agreement shall be cumulative and not exclusive of any other right or remedy which Bank may have.

                  13.2 FEES AND EXPENSES. Borrower shall pay to Bank, immediately and as part of the Obligations, all costs and expenses, including court costs, Attorneys' Fees and costs of sale, incurred by Bank in exercising any of its rights or remedies hereunder.

14. WAIVER; AMENDMENTS; SUCCESSORS AND ASSIGNS.

                  14.1 RELEASE OF COLLATERAL AND PREMISES. Bank's rights with respect to the Collateral, the Premises and other security for the Obligations and its liens thereon and security interest therein shall continue unimpaired, and Borrower shall remain obligated in accordance with the terms hereof, notwithstanding the release or substitution of any Collateral, the Premises or other security for the Obligations at any time(s), or any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by Bank in reference to any Obligations, and Borrower hereby waives all notice of the same. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  14.2 WAIVERS AND AMENDMENTS IN WRITING. Failure by Bank to exercise any right, remedy or option under this Agreement or any supplement hereto or in any other agreement between Borrower and Bank or delay by Bank in exercising the same shall not operate as a waiver by Bank of its right to exercise any such right, remedy or option. No waiver by Bank shall be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be changed or terminated orally.

                  14.3 ASSIGNMENT. Bank shall have the right to assign all or any part of this Agreement and/or the other Loan Documents; PROVIDED, HOWEVER, that in the event Bank assigns all of Bank's rights, privileges, remedies and options under this Agreement and the other Loan Documents to any Person (other than an Affiliate of Bank) without the prior consent of Borrower, Borrower shall have no obligation hereunder to pay the termination fee under SECTION 11.3 hereof to any such assignee, and Bank shall notify such assignee of the provisions of this SECTION 14.3. Notwithstanding anything to the contrary set forth herein, in no event shall Bank be obligated to obtain the consent of Borrower prior to or at any time after any assignment of all or any part of this Agreement or any of the other Loan Documents by Bank. Borrower may not assign, transfer or otherwise dispose of any of its rights or obligations hereunder or under any of the other Loan Documents to which it is a party, by operation of law or otherwise, and any such assignment, transfer or other disposition without Bank's written consent shall be void. All of the rights, privileges, remedies and options given to Bank hereunder shall inure to the benefit of Bank's successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the representatives, successors and assigns of Borrower and Bank, respectively.

15. MISCELLANEOUS.

                  15.1 SEVERABILITY. Each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

                  15.2 GOVERNING LAW. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CLEVELAND, OHIO. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO. For purposes of any action or proceeding involving this Agreement, Borrower hereby expressly submits to the nonexclusive jurisdiction of all federal and state courts located in the State of Ohio and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Ohio in accordance with applicable law, provided a reasonable time for appearance is allowed.

                  15.3 WAIVER OF JURISDICTION. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF BANK, ITS SUCCESSORS AND ASSIGNS, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL, THE PREMISES AND OTHER SECURITY FOR THE OBLIGATIONS OR INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CLEVELAND, OHIO. BANK AND BORROWER EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CLEVELAND, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AND BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 15.9 BELOW OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                  15.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower covenants, warrants and represents that all of Borrower's representations and warranties contained in this Agreement are true at this time, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, and shall remain true until the Obligations are fully performed, paid and satisfied, subject to such changes as may not be prohibited hereby, do not constitute Events of Default hereunder, and have been consented to by Bank in writing.

                  15.5 EVIDENCE OF LOANS. Each loan or advance made by Bank to Borrower pursuant to this Agreement may or may not (at Bank's sole discretion) be evidenced by notes or other instruments issued or made by Borrower to Bank. Where such loans or advances are not so evidenced, such loans and advances shall be evidenced solely by entries upon Bank's books and records.

                  15.6 BANK'S ABILITY REGARDING COLLATERAL AND PREMISES. All of the Obligations shall constitute one loan secured by all security as described in SECTION 5 above and by all other security now and from time to time hereafter granted by Borrower to Bank. Bank may, in its sole discretion, (i) exchange, enforce, waive or release any such security or portion thereof, (ii) apply such security and direct the order or manner of sale thereof as Bank may, from time to time, determine and
(iii) settle, compromise, collect or otherwise liquidate any such security in any manner following the occurrence of any Event of Default without affecting or impairing its right to take any other further action with respect to any security or any part thereof.

                  15.7 APPLICATION OF PAYMENTS, ETC. Bank shall have the continuing right to apply or reverse and reapply any payments to any portion of the Obligations. To the extent Borrower makes a payment or payments to Bank or Bank receives any payment or proceeds of the Collateral, the Premises or any other security for Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment or proceeds had not been received by Bank.

                  15.8 FEES AND EXPENSES. Prior to the occurrence of an Event of Default, Borrower shall reimburse Bank for all reasonable costs, fees, expenses and liabilities incurred by Bank or for which Bank becomes obligated in connection with or arising out of: (i) the negotiation, preparation, closing and enforcement of this Agreement, any amendment hereof and any agreements, documents and instruments in any way relating hereto and any of Bank's rights hereunder; (ii) any loans or advances made by Bank hereunder; (iii) any transaction contemplated by this Agreement; (iv) any inspection and/or audit and/or verification of the Collateral, the Premises and/or other security for the Obligations and/or Borrower (Bank currently charges an auditing fee of Four Hundred Dollars ($400) per diem based on an eight (8) hour day plus out-of-pocket expenses per auditor or field examiner for the services of its auditors and field examiners); and (v) any liability under Section 3505 of the Internal Revenue Code and all other local, state and federal statutes of similar import. After the occurrence of an Event of Default, Borrower shall reimburse Bank for all costs, fees, expenses and liabilities incurred by Bank or for which Bank becomes obligated in connection with or arising out of: (i) the negotiation and preparation of any amendment, supplement or other modification to this Agreement or any other Loan Document; (ii) the enforcement of this Agreement and/or the other Loan Documents; (iii) any loans or advances made by Bank hereunder; (iv) any

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

inspection and/or audit and/or verification of the Collateral, the Premises and/or other security for the Obligations and/or Borrower; and (v) costs of settlement incurred by Bank (a) in enforcing any Obligation or in foreclosing against the Collateral or the Premises or exercising or enforcing any other right or remedy available by reason of such Event of Default, (b) in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding, (c) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to Borrower and related to or arising out of the transactions contemplated hereby or by any of the Loan Documents, (d) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise), (e) in protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Collateral or the Premises, (f) attempting to enforce or enforcing any lien on or security interest in any of the Collateral or the Premises or any other rights under the Loan Documents or (g) in meeting with Borrower to discuss such Event of Default and the course of action to be taken in connection therewith. The foregoing costs, fees, expenses and liabilities shall include, without limitation, Attorneys' Fees and fees of other professionals, all lien search and title search fees, all title insurance premiums, all filing and recording fees and all travel expenses. The number of audits referred to in CLAUSE (iv) of the first sentence of this SECTION 15.8 shall be limited to no more than four (4) such audits per calendar year and the amount payable by Borrower for each such audit shall not exceed Two Thousand Four Hundred Dollars ($2,400) plus the out-of-pocket expenses of each auditor or field examiner and no more than three
(3) auditors or field examiners shall be used in connection with each such audit; PROVIDED, HOWEVER, that if an Event of Default occurs, such limitations shall no longer apply. All of the foregoing shall be part of the Obligations, payable upon demand, and secured by the Collateral and other security for the Obligations described in SECTION 5 above. The Obligations described under this
SECTION 15.8 shall survive any termination of this Agreement.

                  15.9 NOTICES. Any notice required, permitted or contemplated hereunder shall be in writing and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given
(i) three (3) days following deposit in the U.S. mails, with proper postage prepaid, or (ii) the next business day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement, satisfactory with such carrier, made for

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

the payment thereof, or (iii) upon receipt of notice given by telecopy, mailgram, telegram, telex or personal delivery:

To Bank:          Star Bank, National Association
                  425 Walnut Street
                  Cincinnati, Ohio 45202
                  Attention: Steven C. Kieffner
                  Telecopy No: (513) 632-2040

To Borrower:      Specialty Chemical Resources, Inc.
                  9100 Valley View Road
                  Macedonia, Ohio  44056
                  Attention: Chief Financial Officer
                  Telecopy No: (216) 468-0287

Copy To:          Benesch, Friedlander, Coplan & Aronoff P.L.L.
                  2300 BP America Building
                  200 Public Square
                  Cleveland, Ohio  44114
                  Attention: Ira C. Kaplan
                  Telecopy No.: (216) 363-4588

                  15.10 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by Bank and the extension of the commitments hereunder, Borrower hereby indemnifies, exonerates and holds Bank and each of its officers, directors, employees and agents (collectively the "INDEMNIFIED PARTIES" and, individually, an "INDEMNIFIED PARTY") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages, and expenses actually incurred in connection therewith (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of:

                  (a) any transaction financed or to be financed in whole or in part or directly or indirectly with the proceeds of any Loan;

                  (b) the entering into and performance of this Agreement and the other Loan Documents by any of the Indemnified Parties;

                  (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by Borrower of all or any portion of the stock or all or substantially all the assets of any Person, whether or not Bank is party thereto; and

                  (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by Borrower of any Hazardous Material (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act, any so-called "Superfund" or "Superlien" law, or any other federal, state, local or other statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards on conduct concerning, any Hazardous Material), regardless of whether or not caused by, or within the control of, Borrower;

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of Indemnified Party's gross negligence or willful misconduct or breach by such Indemnified Party of its obligations under the Loan Documents, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, except as aforesaid to the extent not payable by reason of the Indemnified Party's gross negligence or willful misconduct or breach of such obligations. The Obligations described under this SECTION 15.10 shall survive any termination of this Agreement.

                  15.11 EQUITABLE RELIEF. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or any of the other Loan Documents, any remedy of law may prove to be inadequate relief to Bank; therefore, Borrower agrees that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

                  15.12 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties with respect to its subject matter and supersedes all previous understandings, written or oral, in respect thereof.

                  15.13 HEADINGS. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  15.14 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVES TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING

IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT AND/OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND BORROWER.

                  15.15 CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear for Borrower in any action upon or in connection with this Agreement at any time after the Loans and/or other Obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service of process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. Borrower agrees and consents that the attorney confessing judgment on behalf of Borrower may also be counsel to the Bank or any of Bank's Affiliates, waives any conflict of interest which might otherwise arise, and consents to Bank paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of collection of the Loans and/or Obligations or proceeds of Collateral, the Premises or any other security for the Loans and the other Obligations.

         IN WITNESS WHEREOF, this Agreement has been duly executed by Borrower as of the 18th day of September, 1996.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

Signed and acknowledged
in the presence of:                SPECIALTY CHEMICAL RESOURCES, INC.


/s/ Ronald J. Teplitzky            By: /s/ David F. Spink
- --------------------------------       --------------------------------
Name: Ronald J. Teplitzky          Its: CFO
      --------------------------       --------------------------------

/s/ Wendy D. Pietrangelo
- --------------------------------
Name: Wendy D. Pietrangelo
      --------------------------

STATE OF OHIO      )
                   ) ss:
COUNTY OF CUYAHOGA )


         The foregoing instrument was acknowledged before me this 18TH day of September, 1996, by DAVID F. SPINK, CFO of Specialty Chemical Resources, Inc., a Delaware corporation, on behalf of the company.



                                   /s/ Caryl T. Loncar
                                   ------------------------------
                                   Notary Public
                                             CARYL T. LONCAR
                                   Notary Public - State of Ohio, Cuya. Cty.
                                        My Commission Expires May 4, 1997

Accepted at Cleveland, Ohio,
as of September 18, 1996.

STAR BANK, NATIONAL ASSOCIATION


By: /s/ Barry K. Sullivan
    -------------------------------
    Barry K. Sullivan, Vice President